UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the

Securities Exchange Act of 1934

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FRED’S, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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4300 NEW GETWELL ROAD

MEMPHIS, TENNESSEE 38118

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on Thursday, July 26, 2012

TO THE SHAREHOLDERS OF FRED’S, INC.:

Notice is hereby given that the Annual Meeting of Shareholders of FRED’S, Inc. (the “Company” or “FRED’S”) will be held at the Holiday Inn Express, 2192 S. Highway 441, Dublin, Georgia, on Thursday, July 26, 2012, at 5:00 p.m., Eastern Daylight Time, for the following purposes:

1.	To elect the Company's Board of Directors;

2.	To ratify the designation of BDO USA, LLP as our independent registered public accounting firm of the Company, as described in the Proxy Statement;

3.	To approve the 2012 Long-Term Incentive Plan;

4.	To advise by vote on Executive compensation, as described in the Proxy Statement;

5.	To approve the continued use of the Shareholders Rights Plan;

6.	To vote on the shareholder proposal regarding the nomination of a corporate governance expert to the Board of Directors; and

7.	To consider and act upon any other matters which properly come before the Annual Meeting or any adjournment of the meeting.

The accompanying Proxy Statement contains further information with respect to these matters.

Only shareholders of record at the close of business on June 22, 2012, will be entitled to vote at the meeting or any adjournment thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.

Our Proxy Statement, Annual Report to shareholders and proxy card are available on www.fredsinc.com/shareholders.

By order of the Board of Directors,

Charles S. Vail

Secretary

June 27, 2012

FRED’S, INC.

4300 NEW GETWELL ROAD

MEMPHIS, TENNESSEE 38118

PROXY STATEMENT

For Annual Meeting of Shareholders, July 26, 2012

The enclosed proxy is solicited by the Board of Directors (the “Board” or “Board of Directors”) of FRED’S, Inc. (the “Company” or “FRED’S”) to be voted at the Annual Meeting of Shareholders to be held on July 26, 2012, at 5:00 p.m., Eastern Daylight Time, at the Holiday Inn Express, 2192 S. Highway 441, Dublin, Georgia, or any adjournment thereof (the “Annual Meeting”). At the Annual Meeting, the presence in person or by proxy of the holders of a majority of the total number of shares of outstanding Class A common stock (“Common Stock”) will be necessary to constitute a quorum.

All shares represented by properly executed proxies will be voted in accordance with the instructions indicated thereon unless such proxies previously have been revoked. If any proxies of holders of Common Stock do not contain voting instructions, the shares represented by such proxies will be voted “FOR” Proposals 1, 2, 3, 4 and 5 and “AGAINST” Proposal 6. The Board of Directors does not know of any business to be brought before the Annual Meeting, other than as indicated in the notice, but it is intended that, as to any other such business properly brought before the meeting, votes may be cast pursuant to the proxies in accordance with the judgment of the persons acting thereunder.

Any shareholder who executes and delivers a proxy may revoke it at any time prior to its use upon: (a) receipt by the Secretary of the Company of written notice of such revocation; (b) receipt by the Secretary of the Company of a duly executed proxy bearing a later date; or (c) appearance by the shareholder at the meeting (with proper identification) and his request for the return of his proxy or his request for a ballot.

A copy of this Proxy Statement and the enclosed Proxy Card are first being sent to shareholders on or about June 27, 2012.

Voting Securities

Only shareholders of record at the close of business on June 22, 2012, will be entitled to vote at the Annual Meeting. As of such date, the Company had outstanding and entitled to vote at the Annual Meeting 36,612,207 shares of Common Stock. Each share of Common Stock is entitled to one vote for all matters before the Annual Meeting.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting. A quorum must be present in order for the Annual Meeting to be held. In order for the quorum requirement to be satisfied, a majority of the issued and outstanding shares of Common Stock entitled to vote at the meeting must be present in person or represented by proxy. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum. If a broker indicates on the proxy that it does not have discretionary authority as to specified shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. The nominees for Director receiving a plurality of the votes cast at the Annual Meeting in person or by proxy will be elected. The ratification of BDO USA, LLP as our independent registered public accounting firm, the 2012 Long-Term Incentive Plan, the advisory vote on Executive compensation and the continuation of the Shareholders Right Plan will be approved if the votes cast favoring the action exceed the votes cast opposing the action. The shareholder proposal will be rejected if the votes cast against the action exceeds the votes cast favoring the action. Abstentions and broker non-votes have no effect on the vote for the election of Directors, the ratification of BDO USA, LLP as the independent registered public accounting firm of FRED’S, the vote for the approval of the 2012 Long Term Incentive Plan, the advisory vote on Executive compensation, the vote for the continuation of the Shareholders Rights Plan and the shareholder proposal.

Ownership of Common Stock by Directors,

Officers and Certain Beneficial Owners

The following table sets forth the Common Stock beneficial ownership known to the Company as of June 22, 2012, by (i) beneficial owners of more than five percent of the outstanding Common Stock, (ii) each director, (iii) each of the persons named in the Summary Compensation Table, and (iv) all directors and executive officers of FRED’S as a group.

	Shares of Common Stock Beneficially Owned(1)
	Number of Shares
Beneficial Owner	Options(2)	Total(3)	Percent(4)
Heartland Advisors, Inc. (5)		3,993,195	10.9
BlackRock, Inc. (6)		3,304,961	9.0
Wellington Management Co., LLP (7)		3,129,036	8.5
Dimensional Fund Advisors LP (8)		3,038,968	8.3
T. Rowe Price Associates, Inc. (9)		2,019,275	5.5
The Vanguard Group, Inc. (10)		1,985,922	5.4
Michael J. Hayes (11)	18,720	2,219,682	6.1
Bruce A. Efird	291,966	368,031	1.0
John R. Eisenman	7,250	21,544	*
Roger T. Knox	7,250	24,810	*
Thomas H. Tashjian	7,250	305,609	*
B. Mary McNabb	9,750	13,500	*
Michael T. McMillan	7,250	11,000	*
Jerry A. Shore	12,667	89,898	*
Alan Crockett	4,000	20,529	*
Rick Chambers	0	28,900	*
Reggie Jacobs	0	27,342	*
All Directors and Executive Officers
As a Group (26 persons)	402,055	3,347,277	9.1
* Less than 1%

(1)

As used in this table, beneficial ownership means the sole or shared power to vote, or direct the voting of, a security, or the sole or shared power to dispose, or direct the disposition, of a security. Except as otherwise indicated, all persons listed above have (i) sole voting power and investment power with respect to their shares of Common Stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their shares of Common Stock. The address for all except Heartland Advisors, Inc., BlackRock, Inc., Wellington Management Co., LLP, Dimensional Fund Advisors LP, Franklin Resources, Inc., T. Rowe Price Associates, Inc., and The Vanguard Group, Inc. is 4300 New Getwell Rd., Memphis, TN 38118. The address of Heartland Advisors, Inc. is 789 North Water Street, Milwaukee, WI 53202, BlackRock Inc. is 40 East 52nd Street, New York, New York, 10022, Wellington Management Co., LLP is 280 Congress St., Boston, Massachusetts 02210, Dimensional Fund Advisors LP is Palisades West, Building One, 6300 Bee Cave Road, Austin, TX 78746, T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, Maryland 21202 and The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern Pennsylvania 19355.

(2)	Represents stock options that are exercisable within sixty (60) days of June 22, 2012.
(3)	Includes stock options that are exercisable by beneficial owners within sixty (60) days of June 22, 2012.
(4)	Based on outstanding shares of Common Stock as of June 22, 2012, (36,612,207) and the respective options exercisable within sixty (60) days of June 22, 2012 for the individual being tested.
(5)	This information is based on Schedule 13F filed on May 15, 2012 by Heartland Advisors, Inc. which reported that as of March 31, 2012, it had shared power to vote or direct the vote of 3,943,245 shares and shared power to dispose of or direct the disposition of 3,993,195 shares.

(6)	This information is based on Schedule 13F filed on May 12, 2012 by BlackRock, Inc. which reported that as of March 31, 2012, it had sole power to vote or direct the vote 3,304,961shares and sole power to dispose of or direct the disposition of 3,304,961 shares.
(7)	This information is based on Schedule 13F filed on May 15, 2012 by Wellington Management Co., LLP which reported that as of March 31, 2012, it had shared power to vote or direct the vote of 2,324,736 shares and shared power to dispose of or direct the disposition of 3,129,036.
(8)	This information is based on Schedule 13F filed on May 15, 2012, 2012 by Dimensional Fund Advisor LP which reported that as of March 31, 2012, it had sole power to vote or direct the vote of 2,934,690 shares and sole power to dispose of or direct the disposition of 3,038,968 shares.
(9)	This information is based on Schedule 13F filed on May 14, 2012 by T. Rowe Price Associates, Inc. which reported that as of March 31, 2012, it had sole power to vote or direct the vote of 695,160 shares and sole power to dispose of or direct the disposition of 2,019,275 shares.
(10)	This information is based on Schedule 13F filed on May 14, 2012 by The Vanguard Group, Inc. which reported that as of March 31, 2012, it had sole power to vote or direct the vote of 60,866 shares, sole power to dispose of or direct the disposition of 1,925,056 shares, and shared power to dispose or to direct the disposition of 60,866 shares.
(11)	Includes 126,018 shares owned by Mr. Hayes’ wife and 36,812 shares owned by Memphis Retail Limited Partnership which are attributable to Mr. Hayes and two of his children.

PROPOSAL 1 - ELECTION OF DIRECTORS

Eight directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting to serve one year or until their successors are elected and qualified. The Board of Directors proposes the election of the following nominees:

Nominee	Age	Title
Michael J. Hayes	70	Director and Chairman of the Board
John R. Eisenman	70	Director
Roger T. Knox	74	Director
Thomas H. Tashjian	57	Director
B. Mary McNabb	63	Director
Michael T. McMillan	52	Director
Bruce A. Efird	52	Director, Chief Executive Officer and President
Steven R. Fitzpatrick	52	Director

Business Experience, Directorships for the last five years and Reasons for Nomination

Michael J. Hayes was elected a Director of the Company in January 1987 and was named Chairman of the Board in November 2001. Mr. Hayes was the Chief Executive Officer from October 1989 through January 2009 and served as a Managing Director of the Company from 1989 to 2002 when that position was eliminated. He was previously employed by Oppenheimer & Company, Inc. in various capacities from 1976 to 1985, including Managing Director and Executive Vice President—Corporate Finance and Financial Services. Chairman Hayes’ considerable experience with Fred’s and his years spent on Wall Street position him to serve as Chairman and guide the Board in its critical mission of protecting the shareholders.

John R. Eisenman is involved in real estate investment and development located in Greensboro, North Carolina. Mr. Eisenman has been engaged in commercial and industrial real estate brokerage and development since 1983. Previously, he founded and served as President of Sally’s, a chain of fast food restaurants, from 1976 to 1983, and prior thereto held various management positions in manufacturing and in securities brokerage. Mr. Eisenman has served as a Director since the Company’s initial public offering in March 1992. Mr. Eisenman was selected to serve on our Board because of this retail experience as well as his ability to advise the Board on real estate matters affecting the Company.

Roger T. Knox is President Emeritus of the Memphis Zoo and was its President and Chief Executive Officer from January 1989 through March 2003. Mr. Knox was the President and Chief Operating Officer of Goldsmith’s Department Stores, Inc. (a full-line department store in Memphis and Jackson, Tennessee) from 1983 to 1987 and its Chairman and Chief Executive Officer from 1987 to 1989. Prior thereto, Mr. Knox was with Foley’s Department Stores in Houston, Texas for 20 years. Mr. Knox has served as a Director since the Company’s initial public offering in March 1992. Additionally, Mr. Knox is a former Director of Hancock Fabrics, Inc. Mr. Knox brings to the Board over thirty years of retail experience as well as executive leadership experience.

Thomas H. Tashjian was elected a Director of the Company in March 2001. Mr. Tashjian is a private investor. Prior to 2001, he served as a Managing Director and Consumer Group Leader at Banc of America Montgomery Securities in San Francisco. Prior to that, Mr. Tashjian held similar positions at First Manhattan Company, Seidler Companies, and Prudential Securities. Mr. Tashjian’s earlier retail operating experience was in discount retailing at the Ayrway Stores, which were acquired by Target Corporation, and in the restaurant business at Noble Roman’s. Mr. Tashjian was selected to serve on our Board because of his discount retail experience as well as his standing as a financial expert.

B. Mary McNabb was elected a Director of the Company in April 2005. Most recently she served as Chief Executive Officer for Kid’s Outlet, California. Kid’s Outlet, California filed for bankruptcy on May 14, 2009. Previously, she served as Executive Vice President and a Director of The Mowbray Group from 2004-2005, a California-based retail consulting firm that specializes in problem-solving, cost reductions, importing, and retail management. She has served as a member of the Board of Directors of C-ME (Cyber Merchants Exchange). Ms. McNabb was formerly Executive Vice President of merchandising and marketing for Factory 2-U, Vice President of sourcing for S-Q of California, and West Coast Manager/Buyer for One Price Clothing, Inc. Ms. McNabb brings a wealth of retail experience to our Board, with specific experience in the soft lines areas of our business. Ms. McNabb also brings executive leadership experience to the Board.

Michael T. McMillan was elected a Director of the Company in February 2007. Mr. McMillan currently serves as Senior Director of Franchise Development for Pepsi-Cola North America, a Division of PepsiCo, where he has spent the last 26 years in various roles including marketing, sales, franchise development, and general management of its bottling operations. Mr. McMillan was chosen to serve on our Board because of his experience in sales and marketing.

Bruce A. Efird was elected a Director of the Company in June 2008. Mr. Efird joined the Company September 22, 2007 as President and became Chief Executive Officer effective February 1, 2009. Prior to joining the Company, Mr. Efird was Executive Vice-President-Merchandising at Meijer, Inc. as well as being responsible for marketing and advertising. Before joining Meijer, Inc. in 2005, Mr. Efird was Executive Vice-President /General Manager for Bruno’s Supermarkets, Inc. in Birmingham, Alabama beginning in 2003. He began his retail career with Food Lion, Inc. in 1984. Mr. Efird brings an entire career in the retail industry, with specific experience in the consumable areas of our business. Mr. Efird also brings executive leadership experience to the Board.

Steven R. Fitzpatrick was elected to the Board of Directors on May 21, 2012, and will be presented as one of the recommended director nominees at the 2012 Annual Meeting. Steven Fitzpatrick was the President of Accredo Health Group, Inc., Medco’s fast-growing specialty pharmacy organization, a position he held until he retired in June 2011. Mr. Fitzpatrick joined Accredo in 2001 as President of its subsidiary, Sunrise Health Management, Inc., and was named President of Accredo Therapeutics, Inc., in February 2002. With the acquisition of Accredo by Medco Health Solutions, Inc., in August 2005, Mr. Fitzpatrick assumed responsibility for both Accredo Therapeutics and Accredo Specialty Care Services (formerly Medco Specialty Solutions). In March 2006, he became Chief Operating Officer of Accredo Health Group and was named President in June 2008. Prior to joining Accredo, Mr. Fitzpatrick held senior management positions with Abbott Laboratories, Block Medical, PharmaThera and Nations Healthcare.

If, for any reason, any of the nominees shall become unavailable for election, the individuals named in the enclosed proxy may exercise their discretion to vote for any substitutes chosen by FRED’S Board of Directors, unless the Board of Directors should decide to reduce the number of directors to be elected at the Annual Meeting. FRED’S has no reason to believe that any nominee will be unable to serve as a director.

Although the Company does not have a formal policy regarding attendance by members of the Board of Directors at the Annual Meeting, the Company encourages all of its directors to attend. All directors were present for the 2011 Annual Meeting of Shareholders.

For information concerning the number of shares of Common Stock owned by each director, and all directors and executive officers as a group as of June 22, 2012, see “Ownership of Common Stock by Directors, Officers and Certain Beneficial Owners.” There are no family relationships between any directors or executive officers of FRED’S.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES TO FRED’S BOARD OF DIRECTORS.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of reports of beneficial ownership of FRED’S Common Stock and written representations furnished to FRED’S by its officers, directors and principal shareholders, FRED’S is not aware of the failure of any such reporting person to file with the Securities and Exchange Commission (the “Commission”) on a timely basis any required reports of changes in beneficial ownership during fiscal year except for the following instances of untimely reporting: Kevin Pitt was promoted to Regional VP on February 24, 2012 and Shannon Strickland sold 296 shares of stock on June 4, 2012.

Board of Directors

During the last fiscal year, FRED’S Board of Directors held seven meetings. All of the directors attended all of the Board meetings and the prior year's annual meeting, and the Independent directors also held general meetings. Mr. Hayes is Chairman of the Board of Directors. Non-employee Directors of FRED’S, with the exception of the Chairman of the Board of Directors, are paid for their services as such $24,000 per year plus reasonable expenses for meeting attendance, and are granted stock options and/or restricted stock from time to time. John R. Eisenman, Roger T. Knox, Thomas H. Tashjian, B. Mary McNabb, and Michael T. McMillan were considered independent as defined in the listing standards of the National Association of Securities Dealers' Automated Quotation System (“NASDAQ”) as of the end of fiscal 2011.

The Board of Directors has a process for shareholders to send communications to the Board. Shareholders may send communications to our Board by sending a letter to: Board of Directors, FRED’S Inc., c/o General Counsel, 4300 New Getwell Rd., Memphis, TN 38118. All communication will be reviewed by our Legal Department and appropriate communications will be forwarded to the Board of Directors on a quarterly basis, unless requested by the Board on a more frequent basis. Shareholder communications will be treated confidentially, subject to applicable laws, regulations or legal proceedings, if so marked on the envelope or in the communication.

Leadership Structure

We currently have separate individuals serving as Chairman of the Board and as Chief Executive Officer. We believe that this separation of the positions represents the appropriate structure for us at this time. The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board. The Board believes it is in the best interests of the Company and our stockholders to be free to make that determination based on the position and direction of the Company and the membership of the Board. Under our current structure both the Chairman and Chief Executive Officer have responsibility for our business strategy and financial performance. Our Chief Executive Officer is responsible for the strategic direction for the Company and the day to day leadership and performance of the Company, while our Chairman provides guidance to the Chief Executive Officer and presides over meetings of the full Board.

Board’s Role in Risk Management

The Board’s role in risk management is primarily one of oversight and occurs as an integral and continuous part of the Board’s oversight of our business. The primary responsibility for the identification, assessment and management of the various risks that we face belongs with our management team. The entire Board regularly reviews information with management on our business strategy, financial position and operations and considers associated key risks (that can include business, legal, regulatory, compliance, public policy, reputational and other risks).

In addition, the Board executes its oversight role through its Audit and other committees which report regularly to the whole Board on their activities. For our Audit Committee some areas of specific committee level focus include risk associated with financial reporting, internal control and related party transactions. The Compensation Committee reviews risks associated with our executive incentive compensation policies. Our Governance Committee reviews risks in corporate governance structure, business conduct and ethics.

Governance Committee

The Board of Directors believes the Company observes sound corporate governance practices. However, following enactment of the Sarbanes-Oxley Act of 2002 and the adoption of new rules and regulations by the Financial Industry Regulatory Authority (formerly known as the National Association of Securities Dealers, Inc.) and the Securities and Exchange Commission, the Company, like many public companies, has addressed the changing governance environment by reviewing its policies and procedures and, where appropriate, modifying and/or adopting new practices.

The Company has a code of ethics that applies to all of its directors, officers (including its Chief Executive Officer, President, Chief Financial Officer, Chief Information Officer, Senior Vice President of Finance, Controller and any person performing similar functions) and employees. Also, the Company has a vendor code of conduct that applies to its vendors.

The Company’s code of ethics and vendor code of conduct are available on the Company’s website at www.fredsinc.com and can be found under the Investor Relations and Corporate Governance links. The Board of Directors has adopted a written charter for the Governance Committee, which is also available on the Company’s website. The information contained on the website is not incorporated by reference in, or considered part of, this Proxy Statement.

The Governance Committee makes recommendations to the Board of Directors regarding corporate governance matters and practices. The Governance Committee is comprised of Michael T. McMillan, Chairman of the Committee, Tom H. Tashjian, and B. Mary McNabb all of whom meet the independence requirements of NASDAQ listing standards. The Governance Committee of the Board of Directors met five times during the Company’s latest fiscal year. Governance members are paid for their services $6,000 per year for the Chair and $1,500 per year for the other members, plus reasonable expenses for meeting attendance.

Prior to the vote (at the 2009 annual meeting) of our shareholders with respect to majority voting for the Board of Director elections, but after issuance of the proxy statement describing the vote as binding the Company, the shareholder proponent revised its proposal to be advisory (at the suggestion of the Company) in order to comply with Tennessee law. Our Committee and Board of Directors, recognizing that our Directors are elected for terms of only one year (and not by staggered class terms), have determined to make no changes in director election procedures for this 2012 Annual Shareholders Meeting. The Board of Directors will continue to monitor this subject.

Nominating Committee

The Committee recommends nominees for election to the Board by the shareholders at the annual meeting. The committee is comprised of Roger T. Knox, Chairman of the Committee, John R. Eisenman and Tom H. Tashjian, all of whom meet the independence requirements of NASDAQ listing standards. The Nominating Committee met five times with all committee members in attendance. Nominating members are paid for their services $6,000 per year for the Chair and $1,500 per year for the other members, plus reasonable expenses for meeting attendance. The Board of Directors has adopted a written charter for the Nominating Committee, which is available Company’s website at www.fredsinc.com.

The Nominating Committee identifies candidates for nomination based upon its criteria for evaluation as described below. Additionally, the Nominating Committee may use the services of a search company in identifying nominees. Although the Nominating Committee has not determined specific minimum qualifications for its nominees, it evaluates candidates that it has identified based upon:

•	character, personal and professional ethics, integrity and values;

•	executive level business experience and acumen;

•	relevant business experience or knowledge (although preference may be shown for experience in or knowledge of the retail industry, it is not a prerequisite);

•	skills and expertise necessary to make significant contributions to the Company, its Board and its shareholders;

•	business judgment;

•	availability and willingness to serve on the Board;

•	independence requirements of NASDAQ listing standards;

•	potential conflicts of interest with the Company or its shareholders taken as a whole; and

•	accomplishment within the candidate’s own field.

The Company does not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the Nominating Committee strives to nominate directors with a variety of skills and experience so that the Board will have the necessary expertise to oversee the Company’s business.

The Nominating Committee has adopted the following policy with regard to considering a shareholder’s nominee. To submit a nominee for consideration, a shareholder must provide the Nominating Committee:

•	proof of the shareholder’s eligibility to submit proposals in accordance with Rule 14a-8(b) of the Securities Exchange Act of 1934, as amended;

•	a complete description of the candidate’s qualifications, experience, accomplishments and background; and

•	the candidate’s signed consent to serve on the Board.

In general, the Nominating Committee will evaluate a candidate identified by a shareholder using the same standards as it uses for candidates it identifies. Before recommending a shareholder’s candidate, the Nominating Committee may also:

•	consider whether the shareholder candidate will significantly add to the diverse range of talents, skills and expertise of the Board;

•	conduct appropriate verifications of the background of the candidate; and

•	interview the candidate or ask the candidate for additional information.

The Nominating Committee has full discretion not to include a shareholder’s candidate in its recommendation of nominees to the Board. If the Nominating Committee does not recommend a shareholder’s candidate to the Board, it will not make public the reason or reasons for its decision.

Audit Committee

The Audit Committee of the Board of Directors, which is comprised of John R. Eisenman, Chairman of the Committee, Roger T. Knox, Thomas H. Tashjian, B. Mary McNabb, and Michael T. McMillan met five times during the last fiscal year. All of the members attended all of the Committee meetings. Each of the members of the Audit Committee is an independent director as defined in the NASDAQ listing standards. Audit Committee members are paid for their services $16,000 per year for the Chair and $4,500 per year for the other members plus reasonable expenses for meeting attendance.

The Audit Committee is responsible for the engagement of the independent registered public accounting firm; considering the range of audit and non-audit fees; assisting the Board in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Company to any governmental body or the public; reviewing the Company’s system of internal controls regarding finance, accounting, legal compliance, and ethics that management and the Board have established; and reviewing the Company’s auditing, accounting, and financial reporting processes generally.

Audit Committee members have the requisite financial experience to serve on the Audit Committee. The management of the Company has the primary responsibility for the financial statements and reporting process. The independent registered public accounting firm is responsible for conducting and reporting on the audit of the Company’s financial statements and internal controls over financial reporting in accordance with generally accepted auditing standards. The Company’s independent registered public accounting firm is ultimately accountable to the Audit Committee. The Board of Directors has adopted a written charter for the Audit Committee, which is available Company’s website at www.fredsinc.com. The Board of Directors has determined that Mr. Tashjian meets the Commission’s definition of audit committee financial expert.

Audit Committee Report

In the context of the role of the Audit Committee as outlined above, the Audit Committee has reviewed and discussed the Company’s audited financial statements for fiscal 2011 with management of the Company. BDO USA, LLP, the Company’s independent registered public auditing firm, is responsible for performing independent audits of the consolidated financial statements in accordance with generally accepted auditing standards and the effectiveness of the Company’s internal control over financial reporting. The Audit Committee also discussed with BDO USA, LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in rule 3200T, and other matters required by the Audit Committee’s charter. The Audit Committee has received the written disclosures and the letter from BDO USA, LLP as required by PCAOB Rule 3526 and has discussed with BDO USA, LLP their independence, including consideration of whether the payment to BDO USA, LLP of audit related, tax, and permissible non-audit fees is compatible with maintaining their independence. Based upon its review and discussions with Company management and BDO USA, LLP, the Audit Committee has recommended to the Board of Directors that FRED’S, Inc. audited financial statements for fiscal 2011 be included in the 2011 Annual Report on Form 10-K for filing with the Securities and Exchange Commission, and that BDO USA, LLP be considered for selection as the Company’s independent registered public accounting firm for 2012.

The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing and, as such, rely without independent verification on the information provided to them and on the representations made by management and BDO USA, LLP. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting processes or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s reviews and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the Company’s audited consolidated financial statements are presented in accordance with generally accepted accounting principles, or that BDO USA, LLP is in fact independent.

John R. Eisenman, Audit Committee Chairperson

Roger T. Knox

Thomas H. Tashjian

B. Mary McNabb

Michael T. McMillan

Compensation Committee

The Compensation Committee reviews and approves the salaries and cash incentive compensation of executive officers and recommends the grants of stock-based incentive compensation under FRED’S long-term incentive plan. The Compensation Committee, which is comprised of B. Mary McNabb, Chairperson of the Committee, Roger T. Knox and Michael T. McMillan, met five times during the last fiscal year. All of the members attended all of the Committee meetings. Compensation Committee members are paid for their services, $7,500 per year for the Chair and $1,500 per year for the other members, plus reasonable expenses for meeting attendance. The Board of Directors receives the compensation and grant recommendations of the Committee and may approve, amend or reject the recommendations. The Board of Directors has not adopted a written charter for the Compensation Committee.

Transactions with Related Persons and the Company's Approval Policy

Atlantic Retail Investors, LLC, which is wholly owned by Michael J. Hayes, a director of the Company, and members of his family, purchased from unrelated parties and owned the land and buildings occupied by thirteen Fred’s stores, until March 2011 when, as described below, a portion of these properties were purchased by the Company. The terms and conditions regarding the leases on these locations were consistent in all material respects with other stores leases of the Company with unrelated landlords.

On March 30, 2011, Fred’s selected and purchased ten of the thirteen properties leased from Atlantic Retail Investors, LLC, one of which has an adjacent parcel and building that is leased to an unrelated party for a total of eleven properties, for $7.5 million in cash and assumed mortgage debt of $3.5 million. The Board of Directors approved these transactions after receiving an evaluation by an independent real estate broker, who concluded that all were acquired at comparable, and favorable, purchase prices to market value and were financially beneficial to Fred’s as the depreciation expense for the newly acquired assets will be less than the future value of the lease payments that would have been due.

In May 2011 after approximately 18 months of negotiation, Atlantic Retail Investors, LLC purchased the land and building of four additional properties that the Company had previously evaluated multiple times and eventually passed for purchase. These stores were subsequently purchased by Atlantic Retail Investors, LLC, from a lender who had foreclosed on the independent landlord/developer at terms and conditions favorable to those earlier evaluated by the Company. Upon closing, Atlantic Retail Investors, LLC informed the Company of the purchase and offered them at substantially the same terms. The terms and conditions regarding the leases on these locations were consistent or better, in all material respects with other stores leases of the Company with unrelated landlords.

In June 2011, Fred’s purchased these four properties together with an adjacent parcel and building at an existing owned location for a total consideration of $2.4 million in cash. No mortgage debt was assumed in this transaction. The Board of Directors approved these transactions based on the financial terms that were more favorable to market value and financially beneficial to Fred’s as a result of the depreciation expense on the newly acquired assets being less than the future value of lease payments that would have been due.

As of January 28, 2012, Fred’s is leasing three properties from Atlantic Retail Investors, LLC. The total rental payments for related party leases were $451.2 thousand for the year ended January 28, 2012 and $1.3 million for the years ended January 29, 2011 and January 30, 2010, respectively.

The Board of Directors approved these transactions based on an evaluation by an independent real estate broker, who concluded that all were acquired at better than market value and financially beneficial to Fred’s.

Any future transactions which are required to be described by Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934 will be reviewed and either rejected or approved by the Board of Directors.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

This section of the Proxy Statement details the compensation plans for our executive team. In it we describe our compensation philosophy, policies and practices as they relate to our management team and especially to our chief executive officer (CEO), chief financial officer (CFO) and the three most highly compensated executive officers (collectively, the “Named Executive Officers”). The Named Executive Officers for 2011 include: Bruce A. Efird (CEO & President), Jerry A. Shore (CFO), Alan C. Crockett (EVP General Merchandise Manager), Rick Chambers (EVP Pharmacy Operations) and Reggie E. Jacobs (EVP Distribution & Corporate Services).

Changes to executive compensation as well as general guidelines for other employees are considered and approved by the Compensation Committee of the Company.

Summary of Fiscal 2011

Fiscal 2011 was a year of continued momentum for Fred’s. Despite a challenging economic climate and generally tough retail conditions, financial objectives were met and exceeded in many cases. Through the efforts of our dedicated team, we made significant progress during 2011 in rebranding and upgrading our stores with the Core 5 Program, improving our in-stock position and merchandise selection and controlling promotional and clearance markdowns, which in turn helped drive increased sales and higher customer traffic. The following are some of the highlights of these efforts and some noteworthy 2011 accomplishments:

•	Net income per diluted share increased to $0.87 in fiscal 2011 from $0.75 in fiscal 2010, representing a 16% increase.

•

We achieved gross margin improvement of 10 basis points to 28.7% in 2011 by increased pharmacy rebates, improvements in product sourcing, cost reductions across all product lines and improvements in loss prevention processes leading to reduced shrinkage in our stores.

•

We continued the successful rollout our Core 5 Program, which is a key strategic initiative designed to highlight key categories within our stores that differentiate us from our competition. In 2011, we remodeled and refurbished 205 stores with an upgraded look featuring the Core 5 Program components, bringing the total stores completed since the rollout in 2010 to 413.

•

We continued to add new products to our Own Brand line and maintained a penetration rate of 19.0% of total consumables even as the Company experienced a continued shift toward basic and consumable products and a stronger increase in national brand sales.

•	Comparable store sales for 2011 increased 0.5% on top of an increase of 2.2% in fiscal 2010.

•	We accelerated pharmacy department acquisitions, utilizing our improved capital position to make 12 incremental acquisitions and grow a net 12 new pharmacy locations.

•	We increased the annual dividend to $0.20 per share from $0.16 per share the previous year, for an increase of 25%, and we repurchased 2,447,823 shares of common stock.

Our compensation program is designed to motivate and reward outstanding performance that benefits our stockholders. We believe that when the Company performs well and achieves its operating goals, that our executive officers should receive rewards that are commensurate with those of our shareholders. Consistent with our philosophy of aligning executive compensation with company performance, the Company made bonus payments of approximately 70% of target to our executives for fiscal 2011.

Objective

It is the philosophy of FRED’S that executive compensation be linked to corporate performance and increases in shareholder value. The following objectives have been adopted by the Committee as guidelines for compensation decisions:

•	Provide a competitive total compensation package that enables FRED’S to attract, motivate and retain a strong leadership team.

•	Reinforce a high performance culture with integrated programs tied to our short and long term objectives.

•	Create alignment of interest between executives and shareholders focused on long term value creation.

Role of Compensation Committee

The Compensation Committee is responsible for evaluating and monitoring adherence to the compensation philosophy of the Company. It is responsible for balancing the financial requirements of the Company with the need to attract and retain high caliber individuals for key roles within the Company.

The Compensation Committee reviewed multiple retailers in an effort to develop a peer group. The Compensation Committee was unable to identify enough companies comparable to Fred’s mix of general merchandise and pharmacy sales, overall sales volume and the quantity, size and geographical location of our stores. Absent a defined peer group and based on its review of all relevant programs, the Compensation Committee believes that the total compensation program for executives of FRED’S is competitive with the compensation programs provided by other companies with which FRED’S competes.

The Committee believes that our incentive compensation plans are appropriately related to corporate and individual performance, yielding awards that are tied to the annual financial and operational results of FRED’S and consistent with the returns that are generated on behalf of FRED’S shareholders. After review by the Compensation Committee and management regarding the policies and practices with respect to risk-taking incentives and risk management, the Company does not believe that potential risks arising from its compensation policies or practices are reasonably likely to have a material adverse effect on the Company.

Executive Compensation Philosophy

The Compensation Committee is charged with oversight of the Company’s executive compensation strategy and practices. The Company has engaged independent consulting firms in the past for the purpose of evaluating the annual compensation review process. They provided a standardized structure for salary performance reviews, tailored reviews to be more pertinent to the job function and defined and added structure to the review process. These evaluations encompassed interviews with key employees to determine the job responsibilities, skill level requirements and importance of the function within the organization.

Employment Agreements

We have amended employment agreements with Michael J. Hayes (April 30, 2003, amended December 16, 2008) and Bruce A. Efird (September 22, 2007, amended December 22, 2008 and February 16, 2009). The amendments are described below.

Michael J. Hayes. Mr. Hayes retired as Chief Executive Officer effective February 1, 2009. His employment agreement provided that he would receive continued payment of his most recent salary and other Company-provided benefits (including a monthly allowance of $6,000 to defray costs of an office and assistant) for three years from the effective date of his separation from service. During this period Mr. Hayes was not compensated as a member of the Board of Directors. With the exception of his health and dental benefits, which the Company will provide during the lives of Mr. and Mrs. Hayes, Mr. Hayes’ employment agreement expired in February 2012. Mr. Hayes agreed not to compete with Fred’s for a period of six months from the date of his separation from service. Going forward, Mr. Hayes will receive compensation as the Chairman of the Board of Directors in the form of an annual Chairman fee and restricted stock grant that vests on the day after he ceases to be a Board of Director member.

Bruce A. Efird. Mr. Efird became Chief Executive Officer effective February 1, 2009. His employment agreement automatically extends for successive one year terms unless terminated by either party. The agreement provides that we will pay Mr. Efird an annual base salary of $650,000 annually. Also, Mr. Efird participates in any executive bonus plans of the Company. Should Mr. Efird be separated from service or die, his heirs will receive compensation at the same rate for the balance of the term (not less than 6 months and not more than twelve months salary). All stock options and the 25,000 shares of restricted stock shall accelerate and immediately vest and be payable to the Executive or his heirs.

The Compensation Committee reviews Mr. Efird’s salary and bonus annually. We may terminate Mr. Efird’s employment with or without cause. Mr. Efird has agreed not to compete with the Company for a period of one year following the termination of the employment agreement.

Perquisites and Other Personal Benefits

Other than the following item, the Company does not provide perquisites or other personal benefits for its executive officers. Mr. Hayes is permitted to use the Company plane for personal use, but did not do so during 2011. The value of past usage was recorded as taxable compensation in the year in which it occurred.

Employee Compensation Components

The Company and the Compensation Committee have implemented compensation programs designed to align our executives’ pay with the achievement of long and short term performance goals that reinforce our business strategy. Base salary and cash bonus are geared to near term performance, whereas stock awards blend near-term performance with longer-term earnings that result in share price growth.

Additionally, the Company believes that these compensation incentive plans and practices, based on balanced performance metrics, do not encourage excessive short-term risk taking and do promote disciplined progress towards longer-term Company goals.

The elements of the executive compensation program have remained substantially the same for several years. We believe our programs are effectively designed and working well in alignment with the interests of our shareholders and are instrumental in achieving our business strategy. In determining executive compensation for 2011, the compensation committee considered the overwhelming shareholder support that the “say-on-pay” proposal received at our June 15, 2011 annual meeting of shareholders. As a result, the compensation committee continued to utilize the same elements it has used in previous years and will continue to consider shareholder concerns and feedback in the future. In accordance with the view expressed by our shareholders in an advisory vote at the 2011 Annual Meeting of Shareholders, our Board of Directors currently intends to provide for a “say on pay” vote on an annual basis.

Base Salary

Base salaries are determined through comparisons with other retailing companies trading within our area and recognize individual skills, competencies, experience and organizational impact. Base pay levels for the executive officers are competitive within the middle of a range that the Committee considers to be reasonable and necessary. Various increases in base salary were recommended by the Chief Executive Officer in fiscal 2011 for the other Named Executives Officers, based on performance and competitive considerations, and the Committee considered those recommendations in making its determination and recommendation to the Board.

Incentive Compensation

The Management Incentive Plan (“MIP”) consists of two components; a cash bonus component and a restricted stock component, which includes qualifying performance thresholds over multiple years. Beginning in 2012, the components of the MIP have changed from a tiered EPS structure to a tiered Earnings before Interest and Taxes (“EBIT”) structure.

The following table represents the threshold, target and maximum cash bonus potential under the 2012 MIP expressed as a percentage of salary based on EBIT levels recommended by the Compensation Committee and adopted by the Board of Directors.

	2012 EBIT Goals
	Threshold $57.2M	Target $59.6M	Maximum $81.2M
CEO	25.0%	50%	100%
CFO	25.0%	50%	100%
EVP	17.5%	35%	70%
SVP	12.5%	25%	50%

Forty percent of the bonus payment is contingent upon the Company meeting its EBIT corporate goal for the year, while the remaining sixty percent is contingent upon achievement of the employee’s individual and department goals for 2012. Should the Company fail to achieve its threshold EBIT goal, the entire cash component of the 2012 MIP would be null and void.

The threshold and target tiers of the restricted stock component begin at $59.6 million of EBIT, which represents 20% to 40% of the Senior Executive’s salary. The maximum tier of the restricted stock component is $60.8 million of EBIT, which represents restricted stock bonus compensation for Senior Executives in a range of 25% to 50% of their salary. Should the Company fail to achieve its threshold tier EBIT goal, the entire grant is null and void. If the Company achieves its threshold tier EBIT goal, one fourth of the grant vests on the first anniversary of the grant date. If the target EBIT is achieved in each of the subsequent fiscal years, one fourth of the base year grant will vest on the anniversary date. The following table illustrates the EBIT thresholds of the multiple year performance requirements of the restricted stock component of the 2012 MIP plan (in millions).

Fiscal Year	Target EBIT		Maximum EBIT
2012	$59.6	(1)	$60.8	(2)
2013	$66.7
2014	$74.7
2015	$83.7

(1)	If the base year target EBIT is not met, the entire grant is null and void.
(2)	The maximum EBIT threshold is applicable in the base year only.

The fiscal 2011 Management Incentive Plan (MIP) allowed for a graduated cash bonus payout based on a tiered Earnings per Share (“EPS”) structure and includes a potential restricted stock award with qualifying performance thresholds over subsequent years.

The following table represents the threshold, target and maximum EPS levels for the cash component of the 2011 MIP expressed as a percentage of salary based on recommendation by the Compensation Committee and adopted by the Board of Directors.

	2011 EPS Goals
	Threshold $0.84	Target $0.86	Maximum $1.22
CEO	25.0%	50%	100%
CFO	25.0%	50%	100%
EVP	17.5%	35%	70%
SVP	12.5%	25%	50%

Forty percent of the bonus payment was contingent upon the Company meeting its EPS corporate goal for the year, while the remaining sixty percent was contingent upon achievement of the employee’s individual and department goals for 2012. The EPS target for the cash component of the 2011 MIP was $0.86. Excluding the $0.02 impact of the shares repurchased during the fiscal year, the Company’s 2011 EPS was $0.85, which resulted in earning approximately 70% of the cash component of the 2011 MIP.

The threshold and target tiers of the restricted stock component began at $0.86 of EPS, which represents 20% to 40% of the Senior Executive’s salary. The maximum tier of the restricted stock component is $0.88 of EPS, which represents restricted stock bonus compensation for Senior Executives in a range of 25% to 50% of their salary. Since the Company exceeded its target EPS goal, the value of the grant was adjusted accordingly and one fourth of the grant vested on the first anniversary of the grant date, May 3, 2012. If the target EPS is achieved in each of the subsequent fiscal years, one fourth of the base year grant will vest on the anniversary date. The following table illustrates the EPS thresholds of the multiple year performance requirements of the restricted stock component of the 2011 MIP plan.

Fiscal Year	Target EBIT		Maximum EBIT
2011	$0.86	(1)	$0.88	(2)
2012	$0.99
2013	$1.14
2014	$1.31

(1)	The base year target EPS was exceeded, and one fourth of the grant vested on May 3, 2012.
(2)	The maximum EPS threshold is applicable in the base year only.

The fiscal 2010 Management Incentive Plan (MIP) allowed for a graduated cash bonus payout based on a tiered Earnings per Share (“EPS”) structure and introduced a potential restricted stock payout with qualifying performance thresholds over subsequent years. The EPS target for the 2010 MIP was $0.72, which the Company exceeded by $0.03. As a result, the Company earned 109% of the cash component of the 2010 MIP.

The threshold and target tiers of the restricted stock component began at $0.72 of EPS, which represented 20% to 40% of the Senior Executive’s salary. The maximum tier of the restricted stock component is $0.74 of EPS, which represents restricted stock bonus compensation for Senior Executives in a range of 25% to 50% of their salary. Since the Company exceeded its target EPS goal, the value of the grant was adjusted accordingly and one fourth of the grant vested on the first anniversary of the grant date, May 3, 2011. The Company also achieved its 2011 EPS target. Therefore, one fourth of the 2010 grant vested on the second anniversary of the grant date, May 3, 2012. If the target EPS is achieved in each of the subsequent fiscal years, one fourth of the base year grant will vest on the anniversary date. The following table illustrates the EPS thresholds of the multiple year performance requirements of the restricted stock component of the 2010 MIP plan.

Fiscal Year	Target EPS		Maximum EPS
2010	$0.72	(1)	$0.74	(3)
2011	$0.83	(2)
2012	$0.95
2013	$1.09

(1)	The base year target EPS was exceeded, and one fourth of the grant vested on May 3, 2011.
(2)	The 2011 target EPS was exceeded, and one fourth of the base year grant vested on May 3, 2012.
(3)	The maximum EPS threshold is applicable in the base year only.

The Plan is managed by the Compensation Committee of the Board of Directors. The Board of Directors reserves the right to determine eligibility, performance measurements, final award values, payment timing and terms based upon events of the fiscal year.

The Compensation Committee believes that targeted awards for executive officers of FRED’S under these plans are consistent with targeted awards of other retailing companies of similar size and complexity to FRED’S. Specified awards were recommended by the Chief Executive Officer for the other Named Executives Officers of FRED’S for fiscal 2010, based upon the Company's performance, and the Committee considered these recommendations in making its determination.

2002 Long Term Incentive Plan

Stock Options. The Committee strongly believes that by providing those persons who have substantial responsibility for the management and growth of FRED’S with an opportunity to increase their ownership of Common Stock, the interests of shareholders and executives will be closely aligned. Therefore, executives and certain other senior level employees are eligible to participate and receive stock options.

Annually, the Incentive Plan participants may receive an option grant which is contingent upon achieving the EPS corporate goal, which gives them the right to purchase shares of Common Stock in the future at a specified price. Options to the executive group are awarded at the first Board meeting after the beginning of the fiscal year so as to provide ample time for performance of stated targets and goals. New hire and promotion grants are made as of the effective date of the employment/promotion date. The number of stock options granted to executive officers is based on competitive practices, with the value of such options estimated by using a Black-Scholes pricing model.

The Company ties stock option grants to the Company’s performance for the respective fiscal year. After achieving the EPS goal, the stock options then commence vesting on a specified schedule over time. Vesting is intended to not only retain the employee, but provide an incentive to continually improve the profitability of the Company.

Restricted Stock. Restricted stock is granted as a component of some executive employment arrangements as well as special purpose incentives. A special purpose incentive was granted on January 18, 2005 and February 8, 2008, and each has a ten-year restriction period but allows accelerated vesting if the Operating Profit Margin reaches specific goals.

With the expiration of the 2002 Long Term Incentive Plan, the Company is offering its renewal as the 2012 Long Term Incentive Plan within this document as Proposal 3 – 2012 Long Term Incentive Plan.

Other Compensation

Guaranteed bonus. Certain positions, particularly newly hired, may be provided with a guaranteed bonus up to 15% of the employee’s annual compensation upon their first year anniversary.

Director Compensation

Base Salary

Non-employee Directors of FRED’S, with the exception of the Chairman of the Board of Directors, are paid for their services as such $24,000 per year plus reasonable expenses for meeting attendance. Also, the non-employee Directors are paid an additional amount for their service on the Audit, Compensation, Nominating and Governance committees.

2002 Long Term Incentive Plan

Previously the Directors were awarded a non qualified stock option grant for 3,000 shares of immediately vested stock with a five year expiration. In fiscal 2010, the directors were awarded a non qualified grant of 1,250 options that immediately vested. They also received for the first time a grant of 1,250 shares of restricted stock whose restrictions lapse after two years. In fiscal 2011, the directors received a grant of 2,500 shares of restricted stock whose restrictions lapse only after the director ceases being a member of the Board.

With the expiration of the 2002 Long Term Incentive Plan, the Company is offering its renewal as the 2012 Long Term Incentive Plan within this document as Proposal 3 – 2012 Long Term Incentive Plan.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee has at any time during the past year been one of our officers or employees. Furthermore, no member of the Compensation Committee has any relationship requiring disclosure under Item 404 of Regulation S-K. No executive officer of the Company served during 2011 as a director or a member of a compensation committee of any entity that had an executive officer serving as a director of the Company or a member of the Compensation Committee.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the above Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

B. Mary McNabb, Compensation Committee Chairperson

Roger T. Knox

Michael T. McMillan

Summary Compensation Table

The following Summary Compensation Table sets forth the compensation earned by or paid to the Chief Executive Officer, Chief Financial Officer and the three other mostly highly compensated executive officers, collectively referred to as the Named Executive Officers (“NEOs”) for services rendered to us during the fiscal years indicated.

Name & Principle Position	Year	Salary $	Bonus $ (1)	Stock Awards $ (2)	Option Awards $ (2)	Non-Equity Incentive Plan Compensation $ (3)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings $	All Other Compensation $ (4)	Total
Bruce A. Efird	2011	$650,000		$340,379	$106,500	$227,500		$14,483	$1,338,862
Chief Executive Officer & President (5)	2010	$650,000		$318,138		$354,250		$13,742	$1,336,130
	2009	$650,000			$578,101			$9,288	$1,237,389
Jerry A. Shore	2011	$308,135		$157,094	$53,250	$108,150		$6,536	$633,165
Executive Vice President,	2010	$297,596		$183,532		$163,500		$4,002	$648,630
Chief Financial Officer & Chief Administarative Officer (6)	2009	$275,000						$2,350	$277,350
Alan C. Crockett (7)	2011	$217,398		$70,932		$75,659		$2,957	$366,946
Executive Vice President -	2010	$191,731		$64,175		$82,023		$1,654	$339,583
General Merchandise Manager	2009	$176,106						$895	$177,001
Rick A. Chambers	2011	$202,916		$65,623		$82,494		$5,645	$356,678
Executive Vice President -	2010	$196,575		$83,506		$75,880		$4,542	$360,503
Pharmacy Operations	2009	$189,808						$1,915	$191,723
Reggie E. Jacobs (8)	2011	$212,364		$69,629		$52,676		$4,179	$338,848
Executive Vice President-	2010	$197,908		$83,506		$80,516		$2,648	$364,578
Distribution & Corporate Services	2009	$189,582						$1,430	$191,012

(1)	Pursuant to SEC reporting requirements, the Named Executive Officers did not receive payments that would be classified as “bonus” payments for any of the fiscal years shown.
(2)	The amounts in the columns captioned “Stock Awards” and “Option Awards” reflect the aggregate grant date fair value of the awards according to accounting for share-based payments. For a description of the assumptions used by the Company in valuing these awards for fiscal 2011, please see Note 7 – Equity Incentive Plans to our consolidated financial statements included on our Annual Report filed with the Commission on April 12, 2012.
(3)	The amounts in this column reflect cash bonuses earned for the indicated fiscal years performance pursuant to the Management Incentive Plan (MIP).
(4)	The amounts reported include the following:

•	Matching contributions to the FRED’S 401(k) plan, which all participating employees receive.

•	Dividends paid on restricted stock awards that have not vested.

•	Perquisites, which include personal use of Company car, airline tickets for non-business commuting, repair and maintenance costs on personal car and medical insurance premium payments.
(5)	Effective February 1, 2009 Mr. Efird was promoted to the position of Chief Executive Officer, while maintaining the title of President. Mr. Hayes, effective February 1, 2009 is no longer the Chief Executive Officer, but maintains his role as Chairman of the Board of Directors.
(6)	Mr. Shore was promoted to Chief Administrative Officer effective June 1, 2008. Mr. Shore will retain the titles of Executive Vice President and Chief Financial Officer.
(7)	Mr. Crockett was promoted to the position of Executive Vice President and General Merchandise Manager effective November 2, 2010. Mr. Crockett was the Senior Vice President of Finance and Principle Accounting Officer prior to this promotion.
(8)	Mr. Jacobs’ role was elevated to Executive Vice President as well as gaining responsibility for corporate services effective June 1, 2008.

Grants of Plan-Based Awards

The following table presents information with respect to the grants of plan-based awards made by the Company to each of its Named Executive Officers during the fiscal year ended January 28, 2012.

Name	Grant Date	Award Type	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards $ (3)
			Threshold $	Target $	Maximum $	Threshold / Target #	Maximum #
Bruce A. Efird			65,000	325,000	650,000	19,847	24,809	(4)		25,000	$13.02	$106,500
Jerry A. Shore			30,900	154,500	309,000	9,160	11,450	(5)		12,500	$13.02	$53,250
Alan C. Crockett			15,351	76,755	153,510	4,595	5,744	(6)
Rick A. Chambers			14,619	73,096	146,192	4,251	5,314	(7)
Reggie E. Jacobs			15,050	75,251	150,502	4,511	5,639	(8)

(1)	Awards represent potential cash payouts under the MIP for fiscal 2011. Payments are based on a combination of the Company achieving specified EPS, as illustrated in the table below, and Individuals achieving specific goals. Amounts are reported in the Summary Compensation Table as Non-Equity Incentive Plan Compensation.

	2011 EPS Goals
	Threshold $0.84	Target $0.86	Maximum $1.22
CEO	25.0%	50%	100%
CFO	25.0%	50%	100%
EVP	17.5%	35%	70%
SVP	12.5%	25%	50%

(2)	Awards represent potential payouts under the Restricted Stock Leadership Program (RSLP) for FY 2011. Amounts are reported in the Summary Compensation Table as Stock Awards.
(3)	This amount represents the full grant date fair value of the stock option award ($4.266 per option), as computed in accordance with FASB ASC Topic 718.
(4)	Mr. Efird achieved his maximum payout under the Equity Incentive Plan Awards. This will result in an additional grant of 4,962 restricted shares with a grant date of August 3, 2012. This amount is reported in the Summary Compensation Table as Stock Awards. See footnote #13 in the Outstanding Equity Awards for a description of the vesting.
(5)	Mr. Shore achieved his maximum payout under the Equity Incentive Plan Awards. This will result in an additional grant of 2,290 restricted shares with a grant date of August 3, 2012. This amount is reported in the Summary Compensation Table as Stock Awards. See footnote #13 in the Outstanding Equity Awards for a description of the vesting.
(6)	Mr. Crockett achieved 90% of his maximum payout under the Equity Incentive Plan Awards. This will result in an additional grant of 575 restricted shares with a grant date of August 3, 2012. This amount is reported in the Summary Compensation Table as Stock Awards. See footnote #13 in the Outstanding Equity Awards for a description of the vesting.
(7)	Mr. Chambers achieved 90% of his maximum payout under the Equity Incentive Plan Awards. This will result in an additional grant of 532 restricted shares with a grant date of August 3, 2012. This amount is reported in the Summary Compensation Table as Stock Awards. See footnote #13 in the Outstanding Equity Awards for a description of the vesting.
(8)	Mr. Jacobs achieved 90% of his maximum payout under the Equity Incentive Plan Awards. This will result in an additional grant of 564 restricted shares with a grant date of August 3, 2012. This amount is reported in the Summary Compensation Table as Stock Awards. See footnote #13 in the Outstanding Equity Awards for a description of the vesting.

Outstanding Equity Awards at 2011 Fiscal Year-End

The following table reflects stock option and restricted stock awards granted to the Named Executive Officers under the Company’s 2002 Long-Term Incentive Plan that were outstanding as of January 28, 2012.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units that Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Bruce A. Efird	196,041	49,011		$10.61	9/22/2014	(3)
	58,394	87,591		$9.59	3/9/2016	(6)
		25,000		$13.02	4/21/2016	(11)
							25,000	$376,750	(4)
										10,000	(5)	$150,700
										22,531	(8)	$339,542
										19,847	(13)	$299,094
Jerry A. Shore	8,500			$13.25	3/21/2013	(1)
		12,500		$13.02	4/21/2016	(11)
										10,000	(2)	$150,700
										5,000	(5)	$75,350
										9,533	(9)	$143,662
										3,465	(12)	$52,218
										9,160	(13)	$138,041
Alan C. Crockett	4,000			$13.25	3/21/2013	(1)
										5,000	(14)	$75,350
										3,000	(5)	$45,210
										3,120	(9)	$47,018
										1,425	(12)	$21,475
										4,595	(13)	$69,247
Rick A. Chambers	7,800			$13.25	3/21/2013	(1)
										10,000	(2)	$150,700
										3,000	(5)	$45,210
										4,732	(9)	$71,311
										1,182	(12)	$17,813
										4,251	(13)	$64,063
Reggie E. Jacobs	5,000			$13.25	3/21/2013	(1)
										10,000	(2)	$150,700
										3,000	(5)	$45,210
										4,732	(9)	$71,311
										1,182	(12)	$17,813
										4,511	(13)	$67,981

(1)	Award was granted on March 21, 2006. These are performance based awards and require that the Company meet or exceed its 2006 financial plan. They become null and void in the event the plan is not achieved unless otherwise agreed to by the Board of Directors, in its sole discretion. The Company did not meet its 2006 financial plan, however the Board decided against rescinding the grant in lieu of granting additional shares for fiscal 2007. The options vest in equal installments on the first, second, third, fourth and fifth anniversaries of the grant date. The options expire seven years from the date of grant.
(2)	These awards are performance and/or service based restricted stock granted on January 18, 2005. The performance criteria were changed May 26, 2008. One third vest upon the Company achieving an operating profit margin of 3.35% or better. Once a 3.35% or better operating profit margin is achieved, the next one third will vest upon the Company achieving an operating profit margin of 3.85% or better. Once the Company has achieved a 3.35% or better and a 3.85% or better operating profit margin, the remaining third will vest upon the Company achieving an operating profit margin of 4.35% or better. To date, none of these performance criteria have been achieved. If the performance measurements are not met, the shares vest on the tenth anniversary of the date of grant.
(3)	Award was granted on September 22, 2007, and vests 20% on each anniversary of the grant date.
(4)	This award was granted September 22, 2007, and cliff vests on the fifth anniversary of the grant date.

(5)	These awards are performance and/or service based restricted stock granted on February 8, 2008. The performance criteria were changed May 26, 2008. One third vest upon the Company achieving an operating profit margin of 3.35% or better. Once a 3.35% or better operating profit margin is achieved, the next one third will vest upon the Company achieving an operating profit margin of 3.85% or better. Once the Company has achieved a 3.35% or better and a 3.85% or better operating profit margin, the remaining third will vest upon the Company achieving an operating profit margin of 4.35% or better. To date, none of these performance criteria have been achieved. If the performance measurements are not met, the shares vest on the tenth anniversary of the date of grant.
(6)	Award was granted on March 9, 2009 and vests 20% on each anniversary of the grant date.
(7)	Award was granted on May 3, 2010 and vests 20% on each anniversary date.
(8)	This award was granted on May 3, 2010. This is a performance based award and requires the Company to achieve an EPS of $0.72 for fiscal year 2010 and an EPS of $0.95 and $1.09 back to back by the end of fiscal year 2013. The grant will cliff vest on the fourth anniversary of the grant date as long as the employee is still actively employed by Fred’s. The grant becomes null and void if any of the performance criteria are not met.
(9)	This award was granted on May 3, 2010. This is a performance based award and required the Company to achieve an EPS of $0.72 for fiscal year 2010. The Company achieved an EPS of $0.75. The value of the grant was adjusted accordingly and one fourth vested on the first anniversary of the grant date, May 3, 2011. The second fourth vests upon the company achieving an EPS of $0.83 for fiscal year 2011 on the second anniversary of the grant date. The third fourth vests upon the company achieving an EPS of $0.95 for fiscal year 2012 on the third anniversary of the grant date. The last fourth vests upon the company achieving an EPS of $1.09 for fiscal year 2013 on the fourth anniversary of the grant date.
(10)	This award is performance and/or service based restricted stock granted on May 3, 2010. One third vest upon the Company achieving an operating profit margin of 3.35% or better. Once a 3.35% or better operating profit margin is achieved, the next one third will vest upon the Company achieving an operating profit margin of 3.85% or better. Once the Company has achieved a 3.35% or better and a 3.85% or better operating profit margin, the remaining third will vest upon the Company achieving an operating profit margin of 4.35% or better. To date, none of these performance criteria have been achieved. If the performance measurements are not met, the shares vest on the tenth anniversary of the date of grant.
(11)	This award was granted on March 21, 2011 and vests 33 1/3% on each anniversary of the grant date.
(12)	This award is a true-up of the equity incentive plan for fiscal year 2010. The initial grant on May 3, 2010 was issued at the target amount or 80% of maximum. The maximum was achieved; as such an additional grant was issued on May 3, 2011. This grant has the same performance requirements and vesting schedule as the grant in footnote #9, except the tranche related to fiscal year 2010 performance vests immediately on the grant date.
(13)	This award was granted on May 3, 2011. This is a performance based award and required the Company to achieve an EPS of $0.86 for fiscal year 2011. The Company achieved an EPS of $0.87. The value of the grant will be adjusted accordingly and one fourth vests on the first anniversary of the grant date. The second fourth vests upon the company achieving an EPS of $0.99 for fiscal year 2012 on the second anniversary of the grant date. The third fourth vests upon the company achieving an EPS of $1.14 for fiscal year 2013 on the third anniversary of the grant date. The last fourth vests upon the company achieving an EPS of $1.31 for fiscal year 2014 on the fourth anniversary of the grant date.
(14)	This award is performance and/or service based restricted stock granted on May 10, 2005. The performance criteria were changed May 26, 2008. One third vest upon the Company achieving an operating profit margin of 3.35% or better. Once a 3.35% or better operating profit margin is achieved, the next one third will vest upon the Company achieving an operating profit margin of 3.85% or better. Once the Company has achieved a 3.35% or better and a 3.85% or better operating profit margin, the remaining third will vest upon the Company achieving an operating profit margin of 4.35% or better. To date, none of these performance criteria have been achieved. If the performance measurements are not met, the shares vest on the tenth anniversary of the date of grant.

Option Exercises and Stock Vested

The following table reflects the activity of restricted stock that vested, during the fiscal year ended January 28, 2012, with respect to each of the Named Executive Officers. There were no options exercised during the fiscal year ended January 28, 2012, therefore the columns pertaining to option awards have been omitted.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($) (2)
Bruce A. Efird	—	$0
Jerry A. Shore	3,249	$44,576
Alan C. Crockett	1,136	$15,586
Rick A. Chambers	1,478	$20,278
Reggie E. Jacobs	1,478	$20,278

(1)	Represents shares issued in fiscal 2010 and fiscal 2011 under the 2010 equity incentive plan. See footnote #9 and #12 in the Outstanding Equity Awards for details on the performance criteria and vesting schedules.
(2)	Determined by reference to the closing price of Fred’s common stock on May 3, 2011, the date such shares vested. The closing price on such date was $13.72.

Director Compensation

There are four primary components of compensation to our non-management directors: a cash retainer, committee chair fee, committee member fee and restricted stock. Members of Company management who also serve as members of the Board of Directors are not eligible for compensation for their services in their capacity as a director. The following table sets forth the types and amounts of compensation paid to our directors, with the exception of the Chairman of the Board of Directors, as of January 28, 2012:

Annual Retainer
Standard	$24,000

Committee Chair Fees
Audit	$16,000
Nominating	$6,000
Governance	$6,000
Compensation	$7,500
Financial Director	$11,500

Committee Member Fees
Audit	$4,500
Nominating	$1,500
Governance	$1,500
Compensation	$1,500
Annual Restricted stock Grant (1)	2,500 Shares

(1)	Restricted stock granted to directors in fiscal 2011 cliff vests on the day after the grantee ceases to be a Board of Director member. In the event of termination without cause the restricted shares will cliff vest on the day before such termination.

Non-management directors also receive reimbursement for reasonable out-of-pocket expenses incurred in connection with their Board or committee service.

The following table sets forth the compensation paid to non-management directors during the fiscal year ended January 28, 2012.

Name	Fees earned or Paid in Cash $	Stock Awards $ (1)	Option Awards $	Change in Pension Value and Non-Qualified Deferred Compensation Earnings $	Total
Michael J Hayes (2)	$322,594	$0	—	—	$322,594
John R. Eisenman	$41,500	$34,300	—	—	$75,800
Roger T. Knox	$36,000	$34,300	—	—	$70,300
Thomas H. Tashjian	$43,000	$34,300	—	—	$77,300
B. Mary McNabb	$37,500	$34,300	—	—	$71,800
Michael T. McMillan	$36,000	$34,300	—	—	$70,300

(1)	This represents the full grant date fair value ($13.72 per share) of the 2011 restricted stock awards to non-employee directors.
(2)	Mr. Hayes retired effective February 1, 2009. Pursuant to his employment agreement, he receives pay continuation for three years and a monthly stipend of $6,000 to offset office related expenses. Included in the “Fees earned or Paid in Cash” column is $250,000 of pay continuation and $72,000 of office stipend. Mr. Hayes did not receive any director related compensation or stock and stock option awards in FY 2011. Going forward, Mr. Hayes will receive compensation as the Chairman of the Board of Directors in the form of an annual Chairman fee of $161,000 and restricted stock grant of $161,000 that vests on the day after he ceases to be a Board of Director member.

The following chart sets forth outstanding stock options at fiscal year end held by non-management directors; all option awards outstanding are vested.

Name	Stock	Stock Options
Michael J Hayes	0	18,720
John R. Eisenman	3,750	10,250
Roger T. Knox	3,750	10,250
Thomas H. Tashjian	3,750	10,250
B. Mary McNabb	3,750	12,750
Michael T. McMillan	3,750	12,750

Potential Post Employment Payments or Benefits

This section explains the payments and benefits to which the Named Executive Officers are entitled in various termination of employment scenarios. These are hypothetical situations only, as all of our Named Executive Officers are currently employed by the Company. For purposes of this explanation, we have assumed that termination of employment occurred on January 28, 2012, the last day of our 2011 fiscal year.

The intent of this section is to isolate those payments and benefits for which the amount, vesting or time of payment is altered by a termination of employment. This section does not cover all amounts the Named Executive Officers would receive following termination. Specifically, the Named Executive Officers are entitled to retain their vested stock option awards, and if they meet specified minimum age at the time of termination, the unvested portion of certain stock option awards are not forfeited, and vesting will continue according to the original schedule. The minimum age is 65 and none of the Named Executive Officers has reached the minimum age as of 2011 fiscal year end.

The following table reflects compensation upon the occurrence of a range of potential separation events for each of the Named Executive Officers, calculated as if the separation event occurred on January 28, 2012. The actual amounts to be paid can only be determined at the time of an actual event.

Name	Change in Control ($) (1)	Involuntary (Not for Cause) Termination ($)	Retirement ($) (3)	Death ($)
Bruce A. Efird
Salary (2)	$433,333	$433,333		$433,333
Stock Options (4)	1,892,930	1,892,930		1,944,180
Restricted Stock (5)	376,750	376,750		376,750
Health Benefits

Totals	$2,703,013	$2,703,013	$—	$2,754,263
Jerry A. Shore
Salary
Stock Options (4)				41,095
Health Benefits

Totals	$—	$—	$—	$41,095
Alan C. Crockett
Salary
Stock Options (4)				7,280
Health Benefits

Totals	$—	$—	$—	$7,280
Rick A. Chambers
Salary
Stock Options (4)				14,196
Health Benefits

Totals	$—	$—	$—	$14,196
Reggie E. Jacobs
Salary
Stock Options (4)				9,100
Health Benefits

Totals	$—	$—	$—	$9,100

(1)	There is no predetermined executive severance or change in control programs applicable to our Named Executive Officers, beyond those provided generally to our employees or as provided for in the employment agreement with Mr. Efird.
(2)	Under Mr. Efird’s employment agreement, in the event the Company terminates his employment without cause or in the case of death, Mr. Efird’ is entitled to continuation of base pay for the remainder of his initial term (The initial term is two years and ends on September 22, 2009) or after the initial term any additional term (additional terms are one year in length). See “Employment Agreements” in the Compensation Discussion and Analysis section.
(3)	There are no payouts for retirement.
(4)	This represents the total value of in the money options at January 28, 2012.
(5)	Under Mr. Efird’s employment agreement, in the event the Company terminates his employment without cause or in the case of death, Mr. Efird’s shares of restricted stock granted September 22, 2007 will have their vesting accelerated.

PROPOSAL 2 — APPROVE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BDO USA, LLP audited the Company’s consolidated financial statements and internal control over financial reporting for the year ended January 28, 2012. BDO USA, LLP is an independent registered public accounting firm. The Board of Directors is asking the shareholders to approve the appointment of BDO USA, LLP as such independent registered public accounting firm for the fiscal year ending January 28, 2012. Although not required by law, NASDAQ listing standards, or the Company’s bylaws, the Board of Directors is submitting the selection of BDO USA, LLP to the shareholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders, including economic considerations.

The Board of Directors will offer a resolution at the Annual Meeting to ratify this selection. BDO USA, LLP, which has acted as independent registered public accounting firm of FRED’S since July 30, 2004, is expected to be represented at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE "FOR" THE APPROVAL

OF THE SELECTION OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM FOR FISCAL YEAR 2012.

Fees Paid to Independent Registered Public Accounting Firms

The following table sets forth certain fees billed and to be billed to us by BDO USA, LLP in fiscal 2011 and 2010 in connection with various services provided to us throughout those fiscal years:

Service	2011 Aggregate Fees Billed	2010 Aggregate Fees Billed
Audit Fees (1)	$839,466	$846,756
Audit-Related Fees (2)	61,048	79,070
Tax Fees (3)	—	—
All Other Fees	—	—

(1)	Audit fees include fees and expenses associated with the annual audit of consolidated financial statements, reviews of quarterly financial statements, and Sarbanes-Oxley Section 404 attestation services.
(2)	Audit related fees include audits of employee benefit plans, statutory audits of a subsidiary, and consultation on accounting and reporting matters.
(3)	Tax fees represent billings for professional services for tax planning, structuring and compliance (including federal, state, and local).

The Audit Committee has the responsibility to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. Where feasible, the Audit Committee considers and, when appropriate, pre-approves such services at regularly scheduled meetings after being informed by management as to the nature of the services to be performed and projected fees. The Committee also has authorized its Chairman to consider and, when appropriate, pre-approve audit and non-audit services in situations where pre-approval is necessary prior to the next regularly scheduled meeting of the Audit Committee. Company management and the Chairman must report to the Audit Committee at its next meeting with respect to all services pre-approved by him since the last Audit Committee meeting.

In fiscal 2011, all audit and permissible non-audit services provided by our independent registered public accounting firm were pre-approved by the Audit Committee.

PROPOSAL 3 — 2012 LONG-TERM INCENTIVE PLAN

Summary of 2012 Long-Term Incentive Plan

Is the following summary of the 2012 Plan complete?

No. The following pages summarize the principal features of the Fred’s, Inc. 2012 Long-Term Incentive Plan (the “2012 Plan”), but this summary is not intended to be exhaustive and is qualified in its entirety by reference to the 2012 Plan itself, a copy of which is attached to this proxy statement as Appendix A.

What is the term of the 2012 Plan?

The Company’s 2002 Long-Term Incentive Plan (the “Prior Plan”) expired, by its terms, on March 11, 2012. On March 19, 2012, the Board of Directors approved the proposed 2012 Plan and recommended that it be submitted to shareholders for approval. Thirty seven grantees have received a collective total of 10,484 shares of restricted stock under the 2012 Plan contingent upon approval of said plan by shareholders.

The Company’s long-term success depends upon its ability to attract, retain and encourage dedicated, competent and resourceful key employees. To further these goals, the Company’s Board of Directors adopted and shareholders approved the Prior Plan in 2002.

The purpose of the Company having a long term incentive plan is to direct the attention and efforts of participating employees to the long-term performance of the Company and its subsidiaries, by relating incentive compensation to the achievement of long-term corporate economic objectives. The 2012 Plan is also designed to retain, reward and motivate participating employees by providing an opportunity for investment in the Company and the advantages inherent in stock ownership in the Company. The Company’s Board of Directors believes that the adoption of the 2012 Plan is necessary in order to recruit and retain a pool of skilled and experienced employees.

How does the 2012 Plan differ from the Prior Plan?

The 2012 Plan is substantially identical to the Prior Plan, with the following exceptions:

•

The 2012 Plan increases the number of shares of the Company’s common stock authorized for issuance by 600,000 shares, from the 2,400,000 which was available under the Prior Plan to 3,000,000 shares; and

•	The 2012 Plan expiration date would be March 18, 2022; and

•

Section 10 of the 2002 Plan, which provides for supplemental cash payments or loans to individuals in connection with all or any part of an award under the Plan, has been removed and is not part of the 2012 Plan.

Who administers the 2012 Plan, and who is eligible for awards under the 2012 Plan?

The 2012 Plan is administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”). Officers, other key executives, and Directors of the Company and its subsidiaries who can make substantial contributions to the Company’s long-term profitability and value are eligible to participate (“Participants”) in the 2012 Plan. The approximate number of persons eligible to participate in the 2012 Plan is 400.

The Committee has the exclusive discretion to select the Participants and to determine the type, size, and terms of each award, to modify the terms of awards, to determine when awards will be granted and paid, and to make all other determinations which it deems necessary or desirable in the interpretation and administration of the Plan. The Plan remains in effect until all awards under the Plan either have been satisfied by the issuance of shares of the Company’s common stock or the payment of cash or have expired or otherwise terminated; provided, however, that no awards may be granted more than ten years after the date of the Plan’s approval. Generally, a Participant’s rights and interest under the Plan will not be transferable except by will or by the laws of descent and distribution.

What are the details of the types of awards authorized under the 2012 Plan?

The Plan provides for the grant of the following types of incentive awards: stock options, stock appreciation rights, restricted stock, and performance units. As of June 22, 2012, the Company has outstanding options or restricted stock granted under the Prior Plan to approximately 356 employees and directors.

Stock Options

Options, which include non-qualified stock options and incentive stock options, are rights to purchase a specified number of shares of the Company’s common stock at a price fixed by the Committee. The exercise price for stock options issued under the Plan that qualify as incentive stock options within the meaning of Section 422(b) of the Code shall not be less than 100% of the fair market value as of the date of grant. The option exercise price may be satisfied in cash or by exchanging shares of the Company’s common stock owned by the optionee, or a combination of cash and shares. If the exercise price is paid by tendering shares of the Company’s common stock, the Committee, in its discretion, may grant the optionee a new stock option for the number of shares used to pay the exercise price. The Committee has broad discretion as to the terms and conditions upon which options granted shall be exercised. Options have a maximum term of ten years from the date of grant. Options granted under the Prior Plan generally have had a five-year term and become exercisable one-third on the first anniversary, one-third on the second anniversary, and one-third on the third anniversary of the date of grant.

Stock Appreciation Rights

Stock Appreciation Rights (“SAR”) are rights to receive cash or shares, or a combination thereof, as the Committee may determine, in an amount equal to the excess of (i) the fair market value of the shares with respect to which the SAR is exercised over (ii) a specified price which must not be less than 100% of the fair market value of the shares at the time the SAR is granted, or, if the SAR is granted in connection with a previously issued stock option, not less than 100% of the fair market value of shares at the time such option is granted.

SARs may be granted in connection with a previously or contemporaneously granted stock option or independently. If a SAR is granted in relation to a stock option, (i) the SAR will be exercisable only at such times and by such persons as the related option is exercisable, and (ii) the grantee’s right to exercise either the related option or the SAR will be canceled to the extent that the other is exercised. No SAR may be exercised earlier than six months or later than ten years after the date of grant. The Committee may provide in the SAR agreement circumstances under which SARs will become immediately exercisable and may, notwithstanding the foregoing restriction on time of exercise, accelerate the exercisability of any SAR at any time.

Restricted Stock

Awards of restricted shares under the 2012 Plan may be made at the discretion of the Committee and consist of shares of stock granted to a participant and subject to a stock restriction agreement. At the time of an award, a Participant may have the benefits of ownership in respect of such shares, including the right to vote such shares and receive dividends thereon and other distributions subject to the restrictions set forth in the 2012 Plan and in the stock restriction agreement. Any shares of the Company’s common stock issued as restricted shares are legended and may not be sold, transferred, or disposed of until such restrictions have elapsed. Upon the expiration, lapse, or removal of restrictions, shares free of restrictive legend will be granted to the grantee. The Committee has broad discretion as to the specific terms and conditions of each award, including applicable rights upon certain terminations of employment.

Performance Units

Performance unit awards entitle grantees to future payments based upon the achievement of pre-established long-term performance objectives. A performance unit agreement will establish with respect to each unit award (i) a performance period of not fewer than two years, (ii) a value for each unit which will not thereafter change, or which may vary thereafter pursuant to criteria specified by the Committee, and (iii) maximum and minimum performance targets to be achieved during the applicable performance period. Under each agreement, the grantee will be entitled to full value of a unit award for achievement of maximum targets and a portion of a unit award for performance exceeding minimum targets but less than maximum targets. The Committee has discretion to determine the Participants to whom performance unit awards are to be made, the times in which such awards are to be made, the size of such awards, and all other conditions of such awards, including any restriction, deferral periods, or performance requirements.

How are withholding taxes on awards handled?

Prior to the issuance or transfer of shares under the 2012 Plan, a Participant must remit to the Company an amount sufficient to satisfy federal, state and local tax withholding requirements. The Committee has the discretion to permit a Participant to satisfy such tax withholding obligations, in whole or in part, by having the Company withhold shares for the value equal to the amount of taxes required by law to be withheld.

What is the effect of a change in control or change in the outstanding Common Stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, reorganization, split-up, combination, exchange of shares or similar event?

If there occurs a “Change in Control” of the Company, as defined in the 2012 Plan, then any SAR outstanding for at least six months and any stock options awarded and not previously exercisable and vested will become fully exercisable and vested and all restrictions applicable to any restricted stock, performance units or other stock-based awards will lapse.

In the event of any change in the outstanding Common Stock of the Company by reason of a stock dividend or distribution, recapitalization, merger, consolidation, reorganization, split-up, combination, exchange of shares or the like, the Board of Directors, in its discretion, may adjust proportionately the number of shares which may be issued under the 2012 Plan, the number of shares subject to outstanding awards, and the option exercise price of each outstanding option. The Board of Directors may also make such other changes in outstanding options, SARs, performance units and restricted stock awards as it deems equitable in its absolute discretion to prevent dilution or enlargement of the rights of grantees, provided that any fractional shares resulting from such adjustments will be eliminated.

Can the 2012 Plan be amended or terminated?

The Board of Directors may terminate, amend, modify or suspend the 2012 Plan at any time, except that the Board of Directors may not, without the authorization of the holders of a majority of the Company’s outstanding shares, increase the maximum number of shares which may be issued under the 2012 Plan (other than adjustments pursuant to the 2012 Plan), extend the last date on which awards may be granted under the 2012 Plan, extend the date on which the 2012 Plan expires, change the class of persons eligible to receive awards, or change the minimum option price.

The 2012 Plan is not qualified under Section 401(a) of the Internal Revenue Code (the “Code”).

New Plan Benefits

Because the awards to Participants may vary from year to year at the Committee’s discretion and any award of performance units is contingent on attaining the related performance objectives, the amount payable to eligible Participants under the 2012 Plan for any calendar year during which the 2012 Plan is in effect cannot be determined.

What are the federal income tax consequences of each potential award under the 2012 Plan?

The following is a summary of the material anticipated United States federal income tax consequences of the 2012 Plan to the Company and the Participants. The summary is based on current federal income tax law, which is subject to change, and does not address state, local, or foreign tax consequences or considerations.

Stock Options. The grant of a stock option that does not have a readily ascertainable value will not result in taxable income at the time of the grant for either the Company or the Participant. Upon exercising an incentive stock option, the Participant will have no taxable income (except that the alternative minimum tax may apply) and the Company will receive no deduction. Upon exercising a nonqualified stock option, the Participant will recognize ordinary income in the amount by which the fair market value of common stock at the time of exercise exceeds the option exercise price, and the Company will be entitled to a deduction for the same amount. The Participant's income is subject to withholding tax as wages.

The tax treatment of the Participant upon a disposition of shares of common stock acquired through the exercise of an option is dependent upon the length of time that the shares have been held and on whether such shares were acquired by exercising an incentive stock option or a nonqualified stock option. If an employee exercises an incentive stock option and holds the shares for at least two years from the date of grant and at least one year after exercise, then any gain or loss realized based on the exercise price of the option will be treated as long-term capital gain or loss. Shares obtained upon exercise of an incentive stock option that are sold without satisfying these holding periods will be treated as shares received from the exercise of a nonqualified stock option. Generally, upon the sale of shares obtained by exercising a nonqualified stock option, the Participant will treat the gain realized on the sale as a capital gain. Generally, there will be no tax consequence to the Company in connection with the disposition of shares of common stock acquired under a stock option, except that the Company may be entitled to a deduction in the case of a disposition of shares acquired upon exercise of an incentive stock option before the applicable holding periods have been satisfied.

Stock Appreciation Rights. The grant of an SAR will not result in taxable income to the Participant at the time of the award. Upon exercising the SAR, the Participant will recognize ordinary income in the amount by which the fair market value of the common stock or the amount of cash, as the case may be, exceeds the SAR exercise price, if any. The Company will be entitled to a deduction for the same amount. The Participant’s income is subject to withholding tax as wages. Upon a disposition of shares of common stock acquired through the exercise of the SAR, the Participant may recognize capital gain or loss, the character of which is dependent upon the length of time that the shares have been held. Generally, there will be no tax consequences to the Company in connection with the disposition of shares of common stock acquired under a SAR.

Restricted Stock. The federal income tax consequences of awards of restricted stock will depend on the facts and circumstances of each award, and in particular, the nature of the restrictions imposed with respect to the common stock which is the subject of the award. In general, if the common stock is subject to a substantial risk of forfeiture, i.e., limited in terms of transferability, a taxable event occurs only when the risk of forfeiture lapses. At that time, the Participant will recognize ordinary income to the extent of the excess of the fair market value of the common stock on the date the risk ceases over the amount that the Participant paid for the shares, if any, and the Company will be entitled to a deduction in the same amount. Prior to the lapse of restrictions on the restricted stock, any dividends on such shares will be paid currently and will be treated as ordinary compensation income to the Participant, subject to withholding. Subsequent to the determination and satisfaction of the ordinary income tax consequences, any further gain or loss realized on the subsequent disposition of such stock will be a long- or short-term capital gain or loss depending upon the applicable holding period.

Alternatively, within thirty days after transfer of the restricted stock, a Participant may make an election under Section 83(b) of the Code, which would allow the Participant to include in income in the year that the restricted common stock is awarded an amount equal to the fair market value of the restricted stock on the date of such award determined as if the restricted common stock were not subject to restrictions. The Company is then entitled to a compensation-paid deduction in the same amount. The election is required to be written and delivered to the Company within that thirty-day period. The Participant is also required to confirm the election with the filing of the Participant’s federal income tax return for the year in which the award is made. Failure to satisfy either of these requirements may invalidate the intended election. In the event of a valid Section 83(b) election, the Participant will not recognize income at the time that the restrictions actually lapse. In addition, any appreciation or depreciation in the value of the stock and any dividends paid on the stock after a valid Section 83(b) election are not deductible by the Company as compensation paid. For purposes of determining the period of time that the Participant holds the restricted stock, the holding period begins on the award date when a Participant makes a Section 83(b) election. Further, any dividends received after the Section 83(b) election is made will constitute ordinary dividend income to the Participant and will not be deductible by the Company. If the restricted stock subject to the Section 83(b) election is subsequently forfeited, however, the Participant is not entitled to a deduction or tax refund.

Performance Units. A Participant will realize ordinary compensation income upon receipt of a performance unit equaling the amount of cash or the current market value of the common stock received. Wage withholding rules will apply. The Company will be entitled to a deduction at the time of payment in an amount equal to such income. Upon subsequent disposition of any shares of common stock received, any gain or loss will be a long- or short-term gain or loss, depending upon the applicable holding period.

FOR THE REASONS STATED ABOVE, THE BOARD OF DIRECTORS BELIEVES THAT THE

CONTINUED USE OF THE 2012 PLAN IS IN THE BEST INTEREST OF THE COMPANY AND THE SHAREHOLDERS.

THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE “FOR” PROPOSAL 3.

PROPOSAL 4 — ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010 (“Dodd-Frank”), enables our shareholders to vote to approve, on a nonbinding advisory basis, the compensation of our executive officers as disclosed in this proxy statement (commonly referred to as a “say on pay” vote). In accordance with the view expressed by our shareholders in an advisory vote at the 2011 Annual Meeting of Shareholders, our Board of Directors currently intends to provide for a “say on pay” vote on an annual basis.

As we describe in more detail under the heading “Compensation Discussion and Analysis”, we seek to closely align the interests of our named executive officers with the interests of our shareholders. Our compensation programs are designed to reward our named officers for the achievement of short-term and long-term operational, financial and individual goals, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking. Our named executive officers’ total compensation is comprised of a mix of base salary, annual cash incentive awards and stock awards geared towards long-term equity incentive. At our 2011 Annual Meeting of Stockholders, more than 98% of the shares voted (or 88% of total shares outstanding) were cast in support of the Company’s executive compensation program.

Highlights of our executive compensation program include:

•	A portion of the total potential compensation is variable and is linked to Company performance goals.

•	Equity awards that have been granted vest over multiple years which are intended to encourage long-term retention.

•	Equity awards incentivize management to manage and grow the value of the business over the long-term, serving to align the financial interests of our executive officers with those of our shareholders.

•

Our Compensation Committee considers the performance, organizational impact, skills and experience when determining salary levels of each named executive officer. Base pay levels are competitive within the middle of a range that the Compensation Committee considers reasonable and necessary.

We believe that our executive compensation program is well designed, appropriately aligns the compensation of our executive officers with our performance objectives and our company strategy and incentivizes strong individual performance. We encourage our shareholders to read the entire “Compensation Discussion and Analysis” section of this proxy statement for a detailed discussion and analysis of our executive compensation program, including information about the 2011 compensation of our named executive officers.

Accordingly, we ask our shareholders to vote on the following resolution:

RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2012 Annual Meeting of Stockholders including the Compensation Discussion and Analysis, the 2011 Summary Compensation Table and the other related tables and disclosure.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 5 – SHAREHOLDERS RIGHTS PLAN

Summary

In 1998, the Board adopted a Shareholders Rights Plan (the “Rights Plan”) which was then overwhelmingly approved by the shareholders. The Rights Plan granted a dividend of one preferred share purchase right (a “Right”) for each common share outstanding at that date. Each Right represents the right to purchase one-hundredth of a preferred share of stock at a preset price to be exercised when any one individual, firm, corporation or other entity acquires 15% or more of the Company’s common stock. The Rights become dilutive at the time of exercise. The Shareholders Rights Plan was renewed in October 2008 with only date changes from the original Rights Plan and, if unexercised, the Rights will expire in October 2018. A copy of the Rights Plan with Exhibits is attached as Appendix B.

The Rights Plan is a valuable tool for the Company and the shareholders to avoid an unsolicited and/or hostile takeover bid of the Company. Having the Rights Plan in place allows the Board of Directors, should an unsolicited takeover bid be imminent or actual, the opportunity and the time to evaluate the unsolicited bid, to take a proactive approach in reviewing the unsolicited bid, to use rational business judgment to evaluate the unsolicited bid and to have control over the process, rather than allowing the entity or individual who desires to take over the Company the ability to control the process. The Rights Plan allows the Board of Directors, in its business judgment, to find a more suitable acquirer that would better benefit the Company and the shareholders. In addition, the Rights Plan provides the Board of Directors leverage, should the Board of Directors determine that it is in the best interest of the Company and shareholders to commence negotiations with the entity or individual who desires to take over the Company.

The Board of Directors is submitting the Rights Plan to the shareholders for approval at the Annual Meeting. If the votes cast favoring the continued use of the Rights Plan exceed the votes cast opposing the continued use of the Rights Plan, the Rights Plan will remain in place and will expire in October 2018. If the votes cast at the Annual Meeting against the continued use of the Rights Plan exceed the votes cast favoring the continued use of the Rights Plan, then the Board of Directors will cause the Rights Plan to terminate on December 31, 2013.

Following is a summary of the terms of the Rights Agreement. Please note, however, that this description is only a summary, and is not complete, and should be read together with the entire Rights Agreement with Exhibits, which is attached as Appendix B.

The Rights.

The Board authorized the issuance of a Right with respect to each outstanding share of common stock on October 12, 2008. The Rights will initially trade with, and will be inseparable from, the shares of common stock. The Rights are evidenced only by certificates that represent shares of common stock, or in the case of uncertificated shares, the book-entry records representing shares of common stock. New Rights will accompany any new shares of common stock we issue after October 12, 2008 until the Distribution Date described below.

Exercise Price.

Each Right will allow its holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock (“Preferred Share”) for $100.00, once the Rights become exercisable. This portion of a Preferred Share will give the stockholder approximately the same dividend, voting, and liquidation rights as would one share of common stock. Prior to exercise, the Right does not give its holder any dividend, voting, or liquidation rights.

Exercisability.

The Rights will not be exercisable until:

•	10 days after the public announcement that a person or group has become an “Acquiring Person” by obtaining beneficial ownership of 15% or more of the Company’s shares of common stock, or, if earlier,

•

10 business days (or a later date determined by the Board before any person or group becomes an Acquiring Person) after a person or group begins a tender or exchange offer which, if completed, would result in that person or group becoming an Acquiring Person.

The date when the Rights become exercisable is referred to herein as the “Distribution Date.” Until that date, the common stock certificates, or in the case of uncertificated shares, the book-entry records evidencing shares of common stock, will also evidence the Rights, and any transfer of shares of common stock will constitute a transfer of Rights. After that date, the Rights will separate from the shares of common stock and be evidenced by book-entry credits or by Rights certificates that we will mail to all eligible holders of shares of common stock. Any Rights held by an Acquiring Person are null and void and may not be exercised.

The Board of Directors may reduce the threshold at which a person or group becomes an Acquiring Person from 15% to not less than 10% of the outstanding shares of common stock.

Exceptions to the Definition of “Acquiring Person.”

If the Company repurchases some of its own shares of common stock and this causes a person or group’s holdings to constitute 15% or more of the remaining outstanding shares of common stock, that person or group will not be an Acquiring Person so long as it does not make any further acquisition of the Company’s shares of common stock. Finally, if a person or group acquires 15% or more of the Company’s shares of common stock inadvertently or as a result of third parties exercising contractual rights that exist as of October 10, 2008 (and without acquiring by other means 1% or more of the Company’s shares of common stock since October 10, 2008), and that person or group sells enough common stock to reduce its holdings below 15% of the Company’s common stock as promptly as practicable (which, in the contractual rights case, shall not be longer than 60 days), such person or group will not be an Acquiring Person.

Consequences of a Person or Group Becoming an Acquiring Person.

•

Flip In. If a person or group becomes an Acquiring Person, all holders of Rights except the Acquiring Person will have the right to receive upon exercise that number of shares of common stock having a market value of two times the exercise price of the right.

•

Flip Over. If our Company is later acquired in a merger or similar transaction after the Rights Distribution Date, all holders of Rights except the Acquiring Person will have the right to receive upon exercise at the then current exercise price, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.

Preferred Share Provisions.

Each one one-hundredth of a Preferred Share, if issued:

•	Will not be redeemable.

•	Will entitle holders to minimum preferential quarterly dividend payments of $0.01, but will entitle holders to an aggregate dividend equal to the dividend declared per share of common stock.

•

Will entitle holders upon liquidation to a minimum preferential liquidation payment of $1 per share, but if greater than $1 per share, an aggregate payment equal to the payment made per share of common stock.

•	Will have 1 vote.

•	If shares of our common stock are exchanged via merger, consolidation, or a similar transaction, will entitle holders to a per share payment equal to the payment made on one share of common stock.

The value of one one-hundredth interest in a Preferred Share should approximate the value of one share of common stock.

Expiration.

The Rights will expire on October 12, 2018.

Redemption.

The Board of Directors may redeem the Rights for $0.01 per Right at any time before any person or group becomes an Acquiring Person. If the Board redeems any Rights, it must redeem all of the Rights. Once the Rights are redeemed, the only right of the holders of Rights will be to receive the redemption price of $0.01 per Right. The redemption price will be adjusted if the Company has a stock split or stock dividends of shares of common stock.

Exchange.

After a person or group becomes an Acquiring Person, but before an Acquiring Person owns 50% or more of our outstanding shares of common stock, the Board of Directors may extinguish the Rights by exchanging one share of common stock or an equivalent security for each Right, other than Rights held by the Acquiring Person.

Anti-Dilution Provisions.

The Board of Directors may adjust the purchase price of the Preferred Shares, the number of Preferred Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split, a reclassification of the Preferred Shares or shares of common stock. No adjustments to the Exercise Price of less than 1% will be made.

Amendments.

The terms of the Rights Agreement may be amended by the Board of Directors without the consent of the holders of the Rights. However, the Board may not amend the Rights Agreement to lower the threshold at which a person or group becomes an Acquiring Person to below 10% of our outstanding shares of common stock. In addition, the Board may not cause a person or group to become an Acquiring Person by lowering this threshold below the percentage interest that such person or group already owns. After a person or group becomes an Acquiring Person, the Board may not amend the agreement in a way that adversely affects holders of the Rights.

FOR THE REASONS STATED ABOVE, THE BOARD OF DIRECTORS BELIEVES THAT THE CONTINUED USE OF THE RIGHTS PLAN IS IN THE BEST INTEREST OF THE COMPANY AND THE SHAREHOLDERS.

THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE “FOR” PROPOSAL 5.

PROPOSAL 6 — SHAREHOLDER PROPOSAL REGARDING NOMINATION OF A CORPORATE GOVERNANCE EXPERT TO THE BOARD OF DIRECTORS

The Company has received a shareholder proposal sponsored by Wespath Investment Management, a division of the General Board of Pension and Health Benefits of The United Methodist Church (“Proposing Shareholder”) regarding the nomination of a director with corporate governance expertise. This is the second proposal to be put forth by the Proposing Shareholder in the last three years. The previous proposal would have required the Company to administer standards with offshore vendors that could have dramatically increased the Company’s costs, reduced margins by imposing an expensive monitoring and reporting regimen, lengthened our purchasing cycle, eliminated our ability to make opportunistic purchases of goods as they become available at distressed prices and increased our exposure to litigation. That proposal was overwhelming rejected at the 2010 Annual Meeting. The Company will provide the address and number of shares held by the Proposing Shareholder upon a request for such information sent to the Secretary of the Company. In accordance with Securities and Exchange Commission rules, the text of the shareholder proposal and supporting statement are printed below exactly as they were submitted to the Company. The Company is not responsible for the contents of the proposal or supporting statement. If properly presented, this proposal will be voted on at the 2012 Annual Meeting.

Director With Corporate Governance Expertise

Fred’s Inc.

RESOLVED, that the shareholders request that, as the terms in office of elected directors expire, at least one candidate shall be selected and recommended for election to the company’s board who:

(i) has a high level of expertise and experience in corporate governance and is widely recognized in the business community as an authority in such field, as reasonably determined by the company’s board, and

(ii) will qualify, subject to limited exceptions in extraordinary circumstances explicitly specified by the board, as an independent director under the standards applicable to the company as a New York Stock Exchange listed company.

Supporting Statement: Sound corporate governance policies and practices are prudent controls that serve to protect shareholder value and corporate competitive positioning. Fred’s nominating committee charter states that, among other qualifications, the company will evaluate candidates based upon “skills and expertise necessary to make significant contributions to the Company, its Board and its shareholders” and “accomplishment within the candidate’s own field.”

Fred’s has received significant criticism from proxy advisory firms regarding its corporate governance policies and practices. An analysis of the board composition shows the company does not have an independent director with corporate governance expertise. Furthermore, the company has not acted upon past shareholder votes pertaining to corporate governance. Fred’s board of directors:

1.	Nominated directors who failed to win the majority support of shareholders in three consecutive years (2009-2011);

2.	Declined to adopt a majority vote standard for election of directors that shareholders approved with 77% support (2009);

3.	Adopted a shareholder rights plan (“poison pill”) without shareholder ratification (2008).

We believe that the company must respond to its corporate governance challenges in an effective and transparent manner in order to restore investor trust in the company and its board of directors.

A director nominee with acknowledged corporate governance experience and who is respected in the business community could perform a valuable and strategic service to the company and its shareholders. Such leadership would enable the company to begin to address the corporate governance challenges inherent in Fred’s governance structure.

END OF SHAREHOLDER PROPOSAL

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL FOR THE REASONS SET FORTH BELOW:

Contrary to the implication of the shareholder proposal above, the Company’s Board of Directors has seriously considered each shareholder proposal presented to the Company and its shareholders over the years. Thus, as to the “majority vote standard” proposal referred to in item #2 above, the Board of Directors determined to make no changes in director election requirements at this time, after careful consideration and in light of the one-year term structure of its director elections (versus staggered class terms). (See page 7 of this Proxy Statement.) According to the 2012 ISS board practices study, fewer than 15% of public companies with the Company’s small market capitalization employ majority voting. The Board of Directors will continue to monitor this subject.

As to item #3 above, the Company has had a shareholder rights plan since 1998. The terms of the plan adopted in 2008 did nothing more than extend the same terms for another decade. There is no requirement that the plan be submitted to a vote of shareholders. It was the judgment of the Company’s Board of Directors in 2008 that the then financial profile of the Company provided insufficient protection for the Company and its shareholders. However, in this Proxy Statement, because the Company’s Board of Directors has determined that the financial profile of the Company has changed, the Company’s shareholders are being asked whether they wish to continue or to terminate the Plan. (See Proposal 5 on page 30 above.)

The Board of Directors has carefully considered the shareholder proposal above, and believes its committee chairmen, as well as the other Directors, meet the standards of expertise and experience necessary for proper governance of the Company.

The Company has access to corporate governance expertise through both its in-house counsel and outside counsel. In addition, the Company’s current directors have periodic training in corporate governance matters, and, accordingly, are adequately versed in corporate issues, including governance. Indeed, the Company regularly monitors developments in the area of corporate governance. Therefore, the Company does not need to have a corporate governance expert on the Board of Directors in order to have access to corporate governance expertise.

The Board of Directors believes that the Company already has a strong corporate governance process in place that is designed to identify and nominate qualified director candidates who will best serve the interests of the Company and its shareholders. The Nominating Committee, which is comprised solely of independent directors, evaluates and recommends director nominees for election, including nominees proposed by shareholders, based on: character, personal and professional ethics, integrity and values; executive level business experience and acumen; relevant business experience or knowledge; skills and expertise necessary to make significant contributions to the Company, its Board and its shareholders; business judgment; availability and willingness to serve on the Board; independence requirements of NASDAQ listing standards; potential conflicts of interest with the Company or its shareholders taken as a whole; and accomplishment within the candidate’s own field.

The Board of Directors has had great success in nominating strong, highly qualified directors. In addition, the Company includes in this proxy statement information on how shareholders can communicate their views on potential nominees for director, or any other matters of importance to shareholders, including corporate governance, to the Board of Directors. Moreover, the Company does not have a classified or staggered Board of Directors, so each director is elected annually. Annual director elections ensure that the Company’s shareholders are able to communicate their confidence in or concerns over the Company’s performance on a regular basis. The Company’s shareholders also have the ability under the plurality voting standard to withhold votes for directors, which allows shareholders to communicate any concerns they may have about the directors. Thus, we believe that the Company maintains appropriate mechanisms for electing a qualified Board of Directors.

In summary, the Company has access to corporate governance expertise through its in-house and outside counsel, and the Board of Directors receives periodic training in corporate governance matters as well as business related matters.

FOR THE REASONS STATED ABOVE, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “AGAINST” PROPOSAL 6.

OTHER BUSINESS

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the persons named in the proxy are authorized by you to act, and will act, in respect thereof in accordance with recommendations of management and their best judgment.

SHAREHOLDER PROPOSALS

Shareholder proposals intended to be included in the proxy statement and presented at the 2013 Annual Meeting must be received by the Company no later than January 23, 2013 and the proposals must meet certain eligibility requirements of the Securities and Exchange Commission. Proposals may be mailed to FRED’S, Inc., to the attention of the Secretary, 4300 New Getwell Road, Memphis, Tennessee 38118.

SOLICITATION OF PROXIES AND COST THEREOF

The cost of solicitation of the proxies will be borne by the Company. In addition to solicitation of the proxies by use of mail systems, employees of the Company, without extra remuneration, may solicit proxies personally or by telecommunications. The Company will reimburse brokerage firms, nominees, custodians and fiduciaries for their out-of-pocket expenses for forwarding proxy materials to beneficial owners and seeking instruction with respect thereto.

SHAREHOLDERS MAY OBTAIN A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WITHOUT CHARGE (EXCEPT FOR EXHIBITS), BY WRITING TO: FRED’S, INC., ATTN: SECRETARY, 4300 NEW GETWELL ROAD, MEMPHIS, TENNESSEE 38118.

By order of the Board of Directors,

Charles S. Vail

Secretary

June 27, 2012

Appendix A

FRED’S, INC.

2012 LONG-TERM INCENTIVE PLAN

1. Purpose.

The purpose of the FRED’S, INC. 2012 LONG-TERM INCENTIVE PLAN (the “Plan”) is to further the earnings of FRED’S, INC., a Tennessee corporation, and its subsidiaries (collectively, the “Company”) by assisting the Company in attracting, retaining and motivating management employees and directors of high caliber and potential. The Plan provides for the award of long-term incentives to those officers, other key executives and directors who make substantial contributions to the Company by their loyalty, industry and invention.

2. Administration.

The Plan shall be administered by a committee (the “Committee”) selected by the Board of Directors of the Company (the “Board of Directors”) consisting of two or more non-employee directors of the Company, within the meaning of Rule 16b-3 under the Securities and Exchange, Act of 1934, as amended from time to time (the “1934 Act”) (or any successor rule of similar import). Except as otherwise may be determined by the Board of Directors, each Committee member shall be ineligible to receive, and shall not have been, during the one-year period prior to appointment thereto, .granted or awarded stock options, stock appreciation rights, performance units, or restricted stock pursuant to this Plan or any other similar plan of the Company or any affiliate of the Company. Without limiting the foregoing, the Committee shall have full and final authority in its discretion to interpret the provisions of the Plan and to decide all questions of fact arising in its application. Subject to the provisions hereof, the Committee shall have full and final authority in its discretion to determine the employees and directors to whom awards shall be made under the Plan; to determine the type of awards to be made and the amount, size and terms and conditions of each such award; to determine the time when awards shall be granted; to determine the provisions of each agreement evidencing an award; and to make all other determinations necessary or advisable for the administration of the Plan. Notwithstanding the above, the Committee shall not have the power to adjust or amend the exercise price of stock options or SARs (as defined below) previously awarded under this Plan, whether through amendment, cancellation, replacement grants, or any other method of repricing within the meaning of 17 C.F.R. 229.402 (or any amendment or substitute or successor thereto).

3. Stock Subject to the Plan.

The Company may grant awards under the Plan with respect to not more than the sum of 3,000,000 shares of no par value common stock of the Company (the “Shares”) and the number of restricted shares, which may be forfeited after the effective date of this Plan originally the subject of an award under the Company’s 2002 Long-Term Incentive Plan. This total, shall, however, be subject to adjustment as provided in paragraph 20, below. Such Shares may be authorized and unissued Shares or treasury Shares. Except as otherwise provided herein, any Shares subject to an option or right which for any reason is surrendered before exercise or expires or is terminated unexercised as to such Shares shall again be available for the granting of awards under the Plan. Similarly, if any Shares granted pursuant to restricted stock awards are forfeited, such forfeited Shares shall again be available for the granting of awards under the Plan.

4. Eligibility to Receive Awards.

Persons eligible to receive awards under the Plan shall be limited to those officers, other key executive employees and directors of the Company who are in positions in which their decisions, actions and counsel have a significant impact upon the profitability and success of the Company.

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5. Form of Awards.

Awards may be made from time to time by the Committee in the form of stock options to purchase Shares, stock appreciation rights, performance units, restricted stock, or any combination of the above. Stock options may be options which are intended to qualify as incentive stock options (“Incentive Stock Options”) within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”), or options which are not intended to so qualify (“Nonqualified Stock Options”).

6. Stock Options.

Stock options for the purchase of shares shall be evidenced by written agreements in such form not inconsistent with the Plan as the Committee shall approve from time to time. Such agreement shall contain the terms and conditions applicable to the options, including in substance the following terms and conditions:

(a)Type of Option. Each option agreement shall identify the options represented thereby as Incentive Stock Options or Nonqualified Stock Options, as the case may be, and shall set forth the number of Shares subject to the options.

(b)Option Price. The option exercise price to be paid by the optionee to the Company for each Share purchased upon the exercise of an option shall be determined by the Committee, but shall in no event be less than the par value of a Share.

(c) Exercise Term. Each option agreement shall state the period or periods of time within which the option may be exercised, in whole or in part, as determined by the Committee and subject to such terms and conditions as are prescribed for such purpose by the Committee, which period or periods may be extended in the discretion of the Committee, provided however, notwithstanding the foregoing, that no Incentive Stock Option shall be exercisable after ten years, and no Nonqualified Stock Option shall be exercisable after ten years and one day, from the date of grant thereof. The Committee, in its discretion, may provide in the option agreement circumstances under-which the option shall become immediately exercisable, in whole or in part, and, notwithstanding the foregoing, may accelerate the exercisability of any option, in whole or in part, at any time.

(d) Payment for Shares. The purchase price of the Shares with respect to which an option is exercised shall be payable in full at the time of exercise in cash, Shares at fair market value, or a combination thereof, as the Committee may determine and subject to such terms and conditions as may be prescribed by the Committee for such purpose. If the purchase price is paid by tendering Shares, the Committee in its discretion, may grant the optionee a new stock option for the number of Shares used to pay the purchase price.

(e) Rights Upon Termination of Employment. In the event that an optionee ceases to be an employee or director of the Company for any cause other than Retirement (as defined below), death or Disability (as defined below), the optionee shall have the right to exercise the option during its term within a period of three months after such termination to the extent that the option was exercisable at the time of termination, or within such other period, and subject to such terms and conditions, as may be specified by the Committee. (As used herein, the term “Retirement” means retirement from active employment with the Company on or after age 65, or such earlier age with the express written consent for purposes of the Plan of the Company at or before the time of such retirement, and the term “Retires” has the corresponding meaning. As used herein, the term “Disability” means a condition that, in the judgment of the Committee, has rendered a grantee completely and presumably permanently unable to perform any and every duty of his regular occupation, and the term “Disabled” has the corresponding meaning). In the event that an optionee Retires, dies or becomes Disabled prior to the expiration of his option and without having fully exercised his option, the optionee or his Beneficiary (as defined below) shall have the right to exercise the option during its term within a period of (i) one year after termination of employment due to Retirement, death or Disability, or (ii) one year after death if death occurs either within one year after termination of employment due to Retirement or Disability or within three months after termination of employment for other reasons, to the extent that the option was exercisable at the time of death or termination, or within such other period, and subject to such terms and conditions, as may be specified by the Committee. (As used herein, the term “Beneficiary” means the person or persons designated in writing by the--grantee as his Beneficiary with respect to an award under the Plan; or, in the absence of an effective designation or if the designated person or persons predecease the grantee, the grantee’s Beneficiary shall be the person or persons who acquire by bequest or inheritance the grantee’s rights in respect of an award). In order to be effective, a grantee’s designation of a Beneficiary must be on file with the Committee before the grantee’s death, but any such designation may be revoked and a new designation substituted therefor at any time before the grantee’s death.

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(f) Nontransferability. Options granted under the Plan shall not be sold, assigned, transferred, exchanged, pledged; hypothecated, or otherwise encumbered, other than by will or by the laws of descent and distribution. During the lifetime of the optionee the option is exercisable only by the optionee.

(g) Incentive Stock Options. In the case of an Incentive Stock option, each option shall be subject to such other terms conditions and provisions as the Committee determines necessary or desirable in order to qualify such option as an incentive stock option within the meaning of Section 422(b) of the Code (or any amendment or substitute or successor thereto or regulation thereunder), including in substance, without limitation, the following:

(i) The purchase price of stock subject to an Incentive Stock Option shall not be less than 100 percent of the fair market value of such stock on the date the option is granted, as determined by the Committee.

(ii) The aggregate fair market value (determined as of the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by an optionee in any calendar year (under all plans of the Company and its subsidiary corporations (which term, as used hereinafter, shall have the meaning ascribed thereto in Section 425(f) of the Code (or successor provision of similar import))) shall not exceed $100,000.

(iii) No Incentive Stock Option shall be granted to any employee if at the time the option is granted the individual owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the company or of a subsidiary corporation of the Company, unless at the time such option is granted the option price is at least 110 percent of the fair market value (as determined by the Committee) of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date of grant.

(iv) Directors who are not employees of the Company shall not be eligible to receive Incentive Stock Options.

(v) In the event of termination of employment by reason of Retirement, if an Incentive Stock option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Nonqualified Stock option.

7. Stock Appreciation Rights.

Stock appreciation rights (“SAR” or “SARs”) shall be evidenced by written SAR agreements in such form not inconsistent with the Plan as the Committee shall approve from time to time. Such SAR agreements shall contain the terms and conditions applicable to the SARs, including in substance the following terms and conditions:

(a)Award. SARs may be granted in connection with a previously or contemporaneously granted stock option, or independently of a stock option. SARs shall entitle the grantee, subject to such terms and conditions as may be determined by the Committee, to receive upon exercise thereof all or a portion of the excess of (i) the fair market value at the time of exercise, as determined by the Committee, of a specified number of Shares with respect to which the SAR is exercised, over (ii) a specified price which shall not be less than 100 percent of the fair market value of the Shares at the time the SAR is granted, or, if the SAR is granted in connection with a previously issued stock option, not less than 100 percent of the fair market value of the Shares at the time such option was granted. Upon exercise of a SAR, the number of Shares reserved for issuance hereunder shall be reduced by the number of Shares covered by the SAR. Shares covered by a SAR shall not be used more than once to calculate the amount to be received pursuant to the exercise of the SAR.

(b) SARs Related to Stock Options. If a SAR is granted in relation to a stock option, (i) the SAR shall be exercisable only at such times, and by such persons, as the related option is exercisable; (ii) the grantee’s right to exercise the related option shall be canceled if and to the extent that the Shares subject to the option are used to calculate the amount to be received upon the exercise of the related SAR; (iii) the grantee’s right to exercise the

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related SAR shall be canceled if and to the extent that the Shares subject to the SAR are purchased upon the exercise of the related option; and (iv) the SAR shall not be transferable other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the grantee only by him.

(c) Term. Each SAR agreement shall state the period or periods of time within which the SAR may be exercised, in whole or in part, as determined by the Committee and subject to such terms and conditions as are prescribed for such purpose by the Committee, which period or periods may be extended in the discretion of the Committee, provided however, notwithstanding the foregoing, that no SAR shall be exercisable earlier than six months after the date of grant or later than ten years after the date of grant. The Committee may, in its discretion, provide in the SAR agreement circumstances under which the SARs shall become immediately exercisable, in whole or in part, and may, notwithstanding the foregoing, accelerate the exercisability of any SAR, in whole or in part, at any time.

(d) Termination of Employment. SARs shall be exercisable only during the grantee’s employment by the Company (or, in the case of a grantee who is a non-employee director, only during his service as a director of the Company), except that, in the discretion of the Committee, a SAR may be made exercisable for up to three months after the grantee’s employment (or tenure as a director) is terminated for any reason other than Retirement, death or Disability, and for up to one year after the grantee's employment (or tenure as a director) is terminated because of Retirement, death or Disability.

(e) Payment. Upon exercise of a SAR, payment shall be made in cash, in Shares at fair market value on the date of exercise, or in a combination thereof, as the Committee may determine at the time of exercise.

(f) Other Terms. SARs shall be granted in such manner and such form, and subject to such additional terms and conditions, as the Committee in its sole discretion deems necessary or desirable, including without limitation: (i) if granted in connection with an Incentive Stock Option, in order to satisfy any requirements set forth under Section 422 of the Code; or, (ii) in order to avoid any insider trading liability in connection with a SAR under Section 16(b) of the 1934 Act.

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8. Restricted Stock Awards.

Restricted stock awards under the Plan shall consist of Shares free of any purchase price or for such purchase price as may be established by the Committee restricted against transfer, subject to forfeiture, and subject to such other terms and conditions (including attainment of performance objectives) as may be determined by the Committee. Restricted stock shall be evidenced by written restricted stock agreements in such form not inconsistent with the Plan as the Committee shall approve from time to time, which agreement shall contain the terms and conditions applicable to such awards, including in substance the following terms and conditions:

(a) Restriction Period. Restrictions shall be imposed for such period or periods as may be determined by the Committee. The Committee, in its discretion, may provide in the agreement circumstances under which the restricted stock shall become immediately transferable and nonforfeitable, or under which the restricted stock, shall be forfeited, and, notwithstanding the foregoing, may accelerate the expiration of the restriction period imposed on any Shares at any time.

(b) Restrictions Upon Transfer. Restricted stock and the right to vote such Shares and to receive dividends thereon, may not be sold, assigned, transferred, exchanged, pledged, hypothecated, or otherwise encumbered, except as herein provided, during the restriction period applicable to such Shares. Notwithstanding the foregoing, and except as otherwise provided in the Plan, the grantee shall have all of the other rights of a stockholder, including, but not limited to, the right to receive dividends and the right to vote such Shares.

(c) Certificates. A certificate or certificates representing the number of restricted Shares granted shall be registered in the name of the grantee. The Committee, in its sole discretion, shall determine when the certificate or certificates shall be delivered to the grantee (or, in the event of the grantee’s death, to his Beneficiary), may provide for the holding of such certificate or certificates in escrow or in custody by the Company or its designee pending their delivery to the grantee or Beneficiary, and may provide for any appropriate legend to be borne by the certificate or certificates.

(d) Lapse of Restrictions. The restricted stock agreement shall specify the terms and conditions upon which any restriction upon restricted stock awarded under the Plan shall expire, lapse, or be removed, as determined by the Committee. Upon the expiration, lapse, or removal of such restrictions, Shares free of the restrictive legend shall be issued to the grantee or his legal representative.

9. Performance Units.

Performance unit awards under the Plan shall entitle grantees to future payments based upon the achievements of pre-established long-term performance objectives and shall be evidenced by written performance unit agreements in such form not inconsistent with this Plan as the Committee shall approve from time to time. Such agreements shall contain the terms and conditions applicable to the performance unit awards, including in substance the following terms and conditions:

(a) Performance Period. The Committee shall establish with respect to each unit award a performance period of not fewer than two years.

(b) Unit Value. The Committee shall establish with respect to each unit award value for each unit which shall not thereafter change, or which may vary thereafter pursuant, to criteria specified by the Committee.

(c) Performance Targets. The Committee shall establish with respect to each unit award maximum and minimum performance targets to be achieved during the applicable performance period. Achievement of maximum targets shall entitle grantees to payment with respect to the full value of a unit award. Grantees shall be entitled to payment with respect to a portion of a unit award according to the level of achievement of targets as specified by the Committee for performance which achieves or exceeds the minimum target but fails to achieve the maximum target.

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(d) Performance Measures. Performance targets established by the Committee shall relate to corporate, subsidiary, division, or unit performance and may be established in terms of growth in gross revenue, earnings per share, ratios of earnings to equity or assets, or such other measures or standards as may be determined by the Committee in its discretion. Multiple targets may be used and may have the same or different weighting, and they may relate to absolute performance or relative performance measured against other companies or businesses.

(e) Adjustments. At any time prior to the payment of a unit award, the Committee may adjust previously established performance targets or other terms and conditions, including the Company’s or other corporations’ financial performance for Plan purposes, to reflect major unforeseen events such as changes in laws, regulations or accounting practices, mergers, acquisitions or divestitures or other extraordinary unusual or nonrecurring items or events.

(f) Payment of Unit Awards. Following the conclusion of each performance period, the Committee shall determine the extent to which performance targets have been attained and any other terms and conditions satisfied for such period. The Committee shall determine what, if any; payment is due on the unit award and whether such payment shall be made in cash, Shares, or a combination thereof. Payment shall be made in a lump sum or installments, as determined by the Committee, commencing as promptly as practicable following the end of the performance period unless deferred subject to such terms and conditions and in such form as may be prescribed by the Committee.

(g) Termination of Employment. In the event that a grantee ceases to be employed by the Company prior to the end of the performance period by reason of death, Disability, or, Retirement with the consent of the Company, any unit award, to the extent earned under the applicable performance targets, shall be payable at the end of the performance period according to the portion of the performance period during which the grantee was employed by the Company, provided that the Committee shall have the power to provide for an appropriate settlement of a unit award before the end of the performance period. Upon any other termination of employment, participation shall terminate forthwith and all outstanding unit awards shall be canceled.

10. General Restrictions.

Each award under the Plan shall be subject to the requirement that if at any time the Company shall determine that (i) the listing, registration or qualification of the Shares subject: or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any regulatory body, or (iii) an agreement by the recipient of an award with respect to the disposition of Shares, or (iv) the satisfaction of withholding tax or other withholding liabilities is necessary or desirable as a condition of or in connection with the granting of such award or the issuance or purchase of Shares thereunder, such award shall not be consummated in whole or in part unless such listing, registration, qualification, consent, approval, agreement; or withholding shall have been effected or obtained free of any, conditions not acceptable to the Company. Any such restriction affecting an award shall not extend the time within which the award may be exercised; and neither the Company nor its directors or officers nor the Committee shall have any obligation or liability to the grantee or to a Beneficiary with respect to any Shares with respect to which an award shall lapse or with respect to which the grant, issuance or purchase of Shares shall not be effected, because of any such restriction.

11. Single or Multiple Agreements.

Multiple awards, multiple forms of awards, or combinations thereof may be evidenced by a single agreement or multiple agreements, as determined by the Committee.

12. Rights of the Shareholder.

The recipient of any award under the Plan, shall have no rights as a shareholder with respect thereto unless and until certificates for Shares are issued to him, and the issuance of Shares shall confer no retroactive right to dividends.

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13. Rights to Terminate Employment.

Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any person the right to continue in the employment of the Company or affect any right which the Company may have to terminate the employment of such person.

14. Withholding.

(a) Prior to the issuance or transfer of Shares under the Plan, the recipient shall remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements. The recipient may satisfy the withholding requirement in whole or in part by electing to have the Company withhold Shares having a value equal to the amount required to be withheld. The value of the Shares to be withheld shall be the fair market value, as determined by the Committee, of the stock on the date that the amount of tax to be withheld is determined (the “Tax Date”). Such election must be made prior to the Tax Date, must comply with all applicable securities law and other legal requirements, as interpreted by the Committee, and may not be made unless approved by the Committee, in its discretion.

(b) Whenever payments to a grantee in respect of an award under the Plan to be made in cash, such payments shall be net of the amount necessary to satisfy any federal, state or local withholding tax requirements.

15. Non-Assignability.

No award under the Plan shall be sold, assigned, transferred, exchanged, pledged, hypothecated, or otherwise encumbered, other than by will or by the laws of descent and distribution, or by such other means as the Committee may approve. Except as otherwise provided herein, during the life of the recipient, such award shall be exercisable only by such person or by such person’s guardian or legal representative.

16. Non-Uniform Determinations.

The Committee’s determinations under the Plan (including without limitation determinations of the persons to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards and the agreements evidencing same, and the establishment of values and performance targets) need not be uniform and may be made selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

17. Change In Control Provisions:

(a) In the event of (1) a Change in Control (as defined below) or (2) a Potential Change in Control (as defined below), but only if and to the extent so determined by the Board of Directors at or after grant (subject to any right of approval expressly reserved by the Board of Directors at the time of such determination), the following acceleration and valuation provisions shall apply:

(i) Any SARs outstanding for at least six months and any stock options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested.

(ii) Any restrictions and deferral limitations applicable to any restricted stock, performance units or other Stock-based awards, in each case to the extent not already vested under the Plan, shall lapse and such shares, performance units or other stock-based awards shall be deemed fully vested.

(iii) The value of all outstanding stock options, SARs, restricted stock, performance units and other stock-based awards, in each case to the extent vested, shall, unless otherwise determined by the Committee in its sole discretion at or after grant but prior to any Change in Control, be cashed out on the basis of the Change in Control Price (as defined below) as of the date such Change in Control or such Potential Change in Control is determined to, have occurred or such other date as the Committee may determine prior to the Change in Control.

(b) As used herein, the term "Change in Control" means the happening of any of the following:

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(i) Any person or entity, including a “group” as defined in Section 13(d)(3) of the 1934 Act, other than the Company, a subsidiary of the Company, or any employee benefit plan of the Company or its subsidiaries, becomes the beneficial owner of the Company’s securities having 25 percent or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election for directors of the Company (other than as a result of an issuance of securities initiated by the Company in the ordinary course of business), or

(ii) As the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Company or any successor corporation or entity entitled to vote generally in the election of directors of the Company or such other corporation or entity after such transaction, are held in the aggregate by holders of the Company’s securities entitled to vote generally in the election of directors of the Company immediately prior to such transactions; or

(iii) During any period of two consecutive years, individuals who at the beginning of any such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company’s stockholders, of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of any such period.

(c) As used herein, the term “Potential Change in Control” means the happening of any of the following:

(i) The approval by stockholders of an agreement by the Company, the consummation of which would result in a Change in Control of the Company; or

(ii) The acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Company, a wholly-owned subsidiary thereof or any employee benefit plan of the Company or its subsidiaries (including any trustee of such plan acting as such trustee)) of securities of the Company representing 5 percent or more of the combined voting power of the Company’s outstanding securities and the adoption by the Board of Directors of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of this Plan.

(d) As used herein, the term “Change in Control Price” means the highest price per share paid in any transaction reported on the National Association of Securities Dealers Automated Quotation system, or paid or offered in any bonafide transaction related to a potential or actual Change in Control of the Company at any time during the 60 day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event), in each case determined by the Committee except that, in the case of Incentive Stock Options and SARs relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the optionee exercises such SARs or, where applicable, the date on which a cash out occurs under Section 18(a)(iii).

18. Non-Competition Provision.

Unless the award agreement relating to a stock option, SAR, restricted stock or performance unit specifies otherwise, a grantee shall forfeit all unexercised, unearned and/or unpaid awards, including, but not by way of limitation, awards earned but not yet paid, all unpaid dividends and dividend equivalents, and all interest, if any, accrued on the foregoing if, (i) in the opinion of the Committee, the grantee without the written consent of the Company, engages directly or indirectly in any manner or capacity as principal, agent, partner, officer, director, employee or otherwise, in any business or activity competitive with the business conducted by the Company or any of its subsidiaries; or (ii) the grantee performs any act or engages in any activity which in the opinion of the Chief Executive Officer of the Company is inimical to the best interests of the Company.

19. Adjustments.

In the event of any change in the outstanding common stock of the Company, by reason of a stock dividend or distribution, recapitalization, merger, consolidation, reorganization, split-up, combination, exchange of Shares or the like,

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the Board of Directors, in its discretion, may adjust proportionately the number of Shares which may be issued under the Plan, the number of Shares, subject to outstanding awards, and the option exercise price of each outstanding option, and may make such other changes in outstanding options, SARs, performance units and restricted stock awards, as it deems equitable in its absolute discretion to prevent dilution or enlargement of the rights of grantees, provided that any fractional Shares resulting from such adjustments shall be eliminated.

20. Amendment.

The Board of Directors may terminate, amend, modify or suspend the Plan at any time, except that the Board shall not, without the authorization of the holders of a majority of Company’s outstanding Shares, increase the maximum number of Shares which may be issued under the Plan (other than increases pursuant to paragraph 20 hereof), extend the last date on which awards may be granted under the Plan, extend the date on which the Plan expires, change the class of persons eligible to receive awards, or change the minimum option price. No termination, modification, amendment or suspension of the Plan shall adversely affect the rights of any grantee or Beneficiary under an award previously granted, unless the grantee or Beneficiary shall consent; but it shall be conclusively presumed that any adjustment pursuant to paragraph 20 hereof does not adversely affect any such right.

21. Effect on Other Plans.

Participation in this Plan shall not affect a grantee’s eligibility to participate in any other benefit or incentive plan of the Company. Any awards made pursuant to this Plan shall not be used in determining the benefits provided under any other plan of the Company unless specifically provided therein.

22. Effective Date and Duration of the Plan.

The Plan shall become effective upon the later of the dates the Plan is adopted by the Board of Directors and is approved by the holders of a majority of the outstanding Shares, so long as shareholder approval occurs by the first anniversary of its adoption by the Board. Unless it is sooner terminated in accordance with paragraph 21 hereof, the Plan shall remain in effect until all awards under the Plan have been satisfied by the issuance of Shares or payment of cash or have expired or otherwise terminated, but no award shall be granted more than ten years after the earlier of the date the Plan is adopted by the Board of Directors or approved by the Company’s shareholders.

23. Unfunded Plan.

The Plan shall be unfunded, except to the extent otherwise provided in accordance with Section 8 hereof. Neither the Company nor any affiliate shall be required to segregate any assets that may be represented by stock options, SARs, or performance units, and neither the Company nor any affiliate shall be deemed to be a trustee of any amounts to be paid under any stock option, SAR or performance unit. Any liability of the Company or any affiliate to pay any grantee or Beneficiary with respect to an option, SAR or performance unit shall be based solely upon any contractual obligations created pursuant to the provisions of the Plan; no such obligations will be deemed to be secured by a pledge or encumbrance on any property of the Company or an affiliate.

24. Governing Law.

The Plan shall be construed and its provisions enforced and administered in accordance with the laws of the State of Tennessee except to the extent that such laws may be superseded by any federal law.

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Appendix B

RIGHTS AGREEMENT

FRED’S, INC. and REGIONS BANK Rights Agent

Dated as of October 10, 2008

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TABLE OF CONTENTS

Section 1.	Definitions
Section 2.	Appointment of Rights Agent
Section 3.	Issue of Right Certificates
Section 4.	Form of Right Certificates
Section 5.	Countersignature and Registration
Section 6.	Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates
Section 7.	Exercise of Rights; Purchase Price; Expiration Date of Rights
Section 8.	Cancellation and Destruction of Right Certificates
Section 9.	Availability of Preferred Shares
Section 10.	Preferred Shares Record Date
Section 11.	Adjustment of Purchase Price, Number of Shares or Number of Rights
Section 12.	Certificate of Adjusted Purchase Price or Number of Shares
Section 13.	Consolidation, Merger or Sale or Transfer of Assets or Earning Power
Section 14.	Fractional Rights and Fractional Shares
Section 15.	Rights of Action
Section 16.	Agreement of Right Holders
Section 17.	Right Certificate Holder Not Deemed a Stockholder
Section 18.	Concerning the Rights Agent
Section 19.	Merger or Consolidation or Change of Name of Rights Agent
Section 20.	Duties of Rights Agent
Section 21.	Change of Rights Agent
Section 22.	Issuance of New Right Certificates
Section 23.	Redemption
Section 24.	Exchange
Section 25.	Notice of Certain Events
Section 26.	Notices
Section 27.	Supplements and Amendments
Section 28.	Successors
Section 29.	Benefits of this Agreement
Section 30.	Determinations and Actions by the Board of Directors
Section 31.	Severability
Section 32.	Governing Law
Section 33.	Counterparts
Section 34.	Descriptive Headings
Section 35.	Force Majeure
Section 36.	USA PATRIOT ACT
Section 37.	Representations and Warranties
Exhibit A
Exhibit B
Exhibit C
Exhibit D

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Agreement, dated as of October 10, 2008, between Fred’s, Inc., a Tennessee corporation (the “Company”), and Regions Bank, an Alabama banking corporation, as rights agent (the “Rights Agent”).

The Board of Directors of the Company has authorized and declared a dividend of one preferred share purchase right (a “Right”) for each Common Share (as hereinafter defined) of the Company outstanding at the close of business on October 12, 2008 (the “Record Date”), each Right representing the right to purchase one one-hundredth of a Preferred Share (as hereinafter defined), upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right with respect to each Common Share that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date (as such terms are hereinafter defined).

Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Definitions.

For purposes of this Agreement, the following terms have the meanings indicated:

(a) “Acquiring Person” shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates (as such term is hereinafter defined) and Associates (as such term is hereinafter defined) of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of 15% or more of the Common Shares (as such term is hereinafter defined) of the Company (as such term is hereinafter defined) then outstanding, but shall not include (1) the Company, (2) any Subsidiary (as such term is hereinafter defined) of the Company, or (3) any employee benefit plan of the Company or of any Subsidiary of the Company, or any entity holding Common Shares for or pursuant to the terms of any such plan. Notwithstanding the foregoing, no Person shall become an “Acquiring Person” as the result of an acquisition of Common Shares by the Company that, by reducing the number of Common Shares of the Company outstanding, increases the proportionate number of Common Shares of the Company beneficially owned by such Person to 15% or more of the Common Shares of the Company then outstanding; provided, however, that, if a Person shall become the Beneficial Owner of 15% or more of the Common Shares of the Company then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional Common Shares of the Company, then such Person shall be deemed to be an “Acquiring Person.” Notwithstanding the foregoing, if the Board of Directors determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this paragraph (a), (i) has become such inadvertently or (ii) has become such as the result of contractual obligations that are or purport to be legally binding entered into prior to, and not materially amended or modified after, the date of this Agreement and has not acquired 1% or more of the Common Shares of the Company then outstanding by means other than such contractual obligations since the date of this Agreement, and in either of case (i) or (ii), such Person divests as promptly as practicable (but in the case of clause (ii), in no event later than 60 calendar days following the date of the acquisition of beneficial ownership that would otherwise cause such Person to be an Acquiring Person) a sufficient number of Common Shares so that such Person would no longer be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this paragraph (a), then such Person (as such term is hereinafter defined) shall not be deemed to be an “Acquiring Person” for any purposes of this Agreement. For the avoidance of doubt, if any Person may avoid being an Acquiring Person by divesting Common Shares as described above, then such Person shall not be considered to become an Acquiring Person until (I) in the case of clause (i) above, the date that the Board of Directors determines in good faith that such divestiture has not occurred as promptly as practicable or (II) in the case of clause (ii) above, the expiration of the 60-day deadline for divestiture.

(b) “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement.

(c) “Associate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement.

(d) A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” any securities:

(i) which such Person or any of such Person’s Affiliates or Associates beneficially owns, directly or indirectly;

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(ii) which such Person or any of such Person’s Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than these Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or

(iii) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to Section 1(d)(ii)(B) hereof) or disposing of any securities of the Company.

Notwithstanding anything in this definition of Beneficial Ownership to the contrary, the phrase “then outstanding,” when used with reference to a Person’s Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to own beneficially hereunder.

(e) “Board of Directors” shall mean the Board of Directors of the Company or any duly authorized committee thereof.

(f) “Business Day” shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of Tennessee are authorized or obligated by law or executive order to close.

(g) “Close of Business” on any given date shall mean 5:00 P.M., Memphis time, on such date; provided, however, that, if such date is not a Business Day, it shall mean 5:00 P.M., Memphis time, on the next succeeding Business Day.

(h) “Common Shares” when used with reference to the Company shall mean the shares of common stock, no par value per share, of the Company. “Common Shares” when used with reference to any Person other than the Company shall mean the capital stock (or equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

(i) “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

(j) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(k) “Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof, unless otherwise expressly specified.

(l) “Final Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(m) “NASDAQ” shall mean The Nasdaq Stock Market.

(n) “Person” shall mean any individual, firm, corporation, partnership, limited liability company or other entity, and shall include any successor (by merger or otherwise) of such entity.

(o) “Preferred Shares” shall mean shares of Series A Junior Participating Preferred Stock, no par value per share, of the Company having the rights and preferences set forth in the statement of resolutions with respect to such series of preferred stock of the Company.

(p) “Purchase Price” shall have the meaning set forth in Section 4 hereof.

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(q) “Record Date” shall have the meaning set forth in the second paragraph hereof.

(r) “Redemption Date” shall have the meaning set forth in Section 7(a) hereof.

(s) “Redemption Price” shall have the meaning set forth in Section 23(a) hereof.

(t) “Right” shall have the meaning set forth in the second paragraph hereof.

(u) “Right Certificate” shall have the meaning set forth in Section 3(a) hereof.

(v) “Shares Acquisition Date” shall mean the first date of public announcement by the Company or an Acquiring Person that an Acquiring Person has become such.

(w) “Subsidiary” of any Person shall mean any Person of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

(x) “Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.

(y) “Trading Day” shall have the meaning set forth in Section 11(d) hereof.

Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable. If the Company appoints one or more co-rights agents, the respective duties of the Rights Agent and any co-rights agent shall be as the Company shall determine, and the Company will notify, in writing, the Rights Agent and any co-rights agents of any such respective duties. The Rights Agent shall have no duty to supervise, and in no event shall be liable for, the acts or omissions of any such co-Rights Agent.

Section 3. Issue of Right Certificates. (a) Until the earlier of (i) the tenth day after the Shares Acquisition Date or (ii) the tenth Business Day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company or any entity holding Common Shares of the Company for or pursuant to the terms of any such plan) of a tender or exchange offer the consummation of which would result in any Person becoming the Beneficial Owner of Common Shares of the Company aggregating 15% or more of the then outstanding Common Shares of the Company (including any such date which is after the date of this Agreement and prior to the issuance of the Rights; the earlier of such dates being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for Common Shares of the Company (or, in the case of uncertificated Common Shares, by the book-entry account that evidences record ownership of such Common Shares) registered in the names of the holders thereof (which certificates, if any, shall also be deemed to be Right Certificates) and not by separate Right Certificates, and (y) the right to receive Right Certificates will be transferable only in connection with the transfer of Common Shares of the Company. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested and provided with all necessary information, send) by first-class, insured, postage-prepaid mail, to each record holder of Common Shares of the Company as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit A hereto (a “Right Certificate”), evidencing one Right for each Common Share so held. In the event that an adjustment in the number of Rights per Common Share has been made pursuant to Section 11(i) hereof, at the time of distribution of the Right Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Right Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm same in writing on or prior to the Business Day next following. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

(b) On the Record Date, or as soon as practicable thereafter, the Company will send a copy of a Summary of

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Rights to Purchase Preferred Shares, in substantially the form of Exhibit B hereto (the “Summary of Rights”), by first-class, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company. With respect to certificates for Common Shares of the Company outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof together with a copy of the Summary of Rights attached thereto. With respect to uncertificated Common Shares of the Company outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by the book-entry account that evidences record ownership of such Common Shares in the names of the holders thereof together with a copy of the Summary of Rights maintained by the Company. Until the Distribution Date (or the earlier of the Redemption Date or the Final Expiration Date), the surrender for transfer of any certificate (or, in the case of uncertificated Common Shares, a transfer recorded in the book-entry accounts that evidence record ownership of such Common Shares) for Common Shares of the Company outstanding on the Record Date, with or without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with the Common Shares of the Company represented thereby.

(c) Certificates for Common Shares which become outstanding (including, without limitation, reacquired Common Shares referred to in the last sentence of this paragraph (c)) after the Record Date but prior to the earliest of the Distribution Date, the Redemption Date or the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them a legend in substantially the following form:

This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between Fred’s, Inc. and Regions Bank, dated as of October 10, 2008, as it may be amended or supplemented from time to time (the “Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Fred’s. Inc. Under certain circumstances, as set forth in the Agreement, such Rights (as defined in the Agreement) will be evidenced by separate certificates and will no longer be evidenced by this certificate. Fred’s, Inc. will mail to the holder of this certificate a copy of the Agreement without charge after receipt of a written request therefor. As set forth in the Agreement, Rights beneficially owned by any Person (as defined in the Agreement) who becomes an Acquiring Person (as defined in the Agreement) become null and void.

With respect to such certificates containing the foregoing legend, the Rights associated with the Common Shares of the Company represented by such certificates shall, until the Distribution Date, be evidenced by such certificates alone, and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the Common Shares of the Company represented thereby. In the event that the Company purchases or acquires any Common Shares of the Company after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares of the Company shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares of the Company which are no longer outstanding.

Section 4. Form of Right Certificates. The Right Certificates (and the forms of election to purchase Preferred Shares and of assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit A hereto, and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any applicable rule or regulation made pursuant thereto or with any applicable rule or regulation of any stock exchange or the National Association of Securities Dealers, Inc., or to conform to usage. Subject to the provisions of Section 22 hereof, the Right Certificates shall entitle the holders thereof to purchase such number of one one-hundredths of a Preferred Share as shall be set forth therein at the price per one one-hundredth of a Preferred Share set forth therein (the “Purchase Price”), but the number of such one one-hundredths of a Preferred Share and the Purchase Price shall be subject to adjustment as provided herein.

Section 5. Countersignature and Registration. The Right Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President, any of its Vice Presidents, or its Treasurer, either manually or by facsimile signature, shall have affixed thereto the Company’s seal or a facsimile thereof, and shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered

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by the Company with the same force and effect as though the individual who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any individual who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such individual was not such an officer.

Following the Distribution Date and receipt by the Rights Agent of notice and all other relevant information, the Rights Agent will keep or cause to be kept, at its office designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates. Subject to the provisions of Section 14 hereof, at any time after the Close of Business on the Distribution Date, at or prior to the Close of Business on the earlier of the Redemption Date or the Final Expiration Date, and following receipt in writing by the Rights Agent of notice to that effect, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become null and void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates entitling the registered holder to purchase a like number of one one-hundredths of a Preferred Share as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose. The Rights Certificates are transferable only on the registry books of the Rights Agent. Thereupon the Rights Agent, subject to the provisions hereof, shall countersign (by manual signature) and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment from the holder of a Rights Certificate of a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange of such Right Certificates. The Rights Agent shall have no duty or obligation to take any action under any section of this Agreement which requires the payment by a Rights holder of applicable taxes and charges unless and until the Rights Agent is satisfied that all such taxes and/or charges have been paid.

Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and, if requested by the Company, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights. (a) The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein), in whole or in part, at any time after the Distribution Date, upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed (with such signature duly guaranteed), to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the Purchase Price for each one one-hundredth of a Preferred Share as to which the Rights are exercised, at or prior to the earliest of (i) the Close of Business on October 12, 2018 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the “Redemption Date”), or (iii) the time at which such Rights are exchanged as provided in Section 24 hereof.

(b) The Purchase Price for each one one-hundredth of a Preferred Share purchasable pursuant to the exercise of a Right shall initially be $100.00, and shall be subject to adjustment from time to time as provided in Section 11 or 13 hereof, and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.

(c) Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and certification duly executed, accompanied by payment of the Purchase Price for the shares to be purchased and an amount equal to any applicable tax or charge required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof by certified check, cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Shares certificates for the

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number of Preferred Shares to be purchased and the Company hereby irrevocably authorizes and directs any such transfer agent to comply with all such requests, or (B) requisition from the depositary agent depositary receipts representing such number of one one-hundredths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent of the Preferred Shares with such depositary agent) and the Company hereby directs such depositary agent to comply with such request; (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof; (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder; and (iv) when appropriate, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate; provided, however, that in the case of a purchase of securities, other than Common Shares of the Company, pursuant to Section 13 hereof, the Rights Agent shall promptly take the appropriate actions corresponding to the foregoing clauses (i) through (iv). In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate.

(d) In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to such holder’s duly authorized assigns, subject to the provisions of Section 14 hereof.

(e) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in Section 7 unless such registered holder shall have (i) properly completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.

Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Right Certificates, and, in such case, shall deliver a certificate of destruction thereof to the Company.

Section 9. Availability of Preferred Shares. The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Preferred Shares or any Preferred Shares held in its treasury the number of Preferred Shares that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7 hereof. The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Preferred Shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

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The Company further covenants and agrees that it will pay when due and payable any and all taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Shares upon the exercise of Rights. The Company shall not, however, be required to pay any tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Shares in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or to deliver any certificates or depositary receipts for Preferred Shares upon the exercise of any Rights until any such tax shall have been paid (any such tax or charge being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s reasonable satisfaction that no such tax is due.

Section 10. Preferred Shares Record Date. Each Person in whose name any certificate for Preferred Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable taxes or charges) was made; provided, however, that, if the date of such surrender and payment is a date upon which the Preferred Shares transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustment of Purchase Price, Number of Shares or Number of Rights. The Purchase Price, the number of Preferred Shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a) (i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide the outstanding Preferred Shares, (C) combine the outstanding Preferred Shares into a smaller number of Preferred Shares or (D) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Shares transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.

(ii) Subject to Section 24 hereof, in the event any Person becomes an Acquiring Person, each holder of a Right shall thereafter have a right to receive, upon exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares of the Company as shall equal the result obtained by (A) multiplying the then current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable and dividing that product by (B) 50% of the then current per share market price of the Common Shares of the Company (determined pursuant to Section 11(d) hereof) on the date of the occurrence of such event. In the event that any Person shall become an Acquiring Person and the Rights shall then be outstanding, the Company shall not take any action which would eliminate or diminish the benefits intended to be afforded by the Rights.

From and after the occurrence of such event, any Rights that are or were acquired or beneficially owned by any Acquiring Person (or any Associate or Affiliate of such Acquiring Person) shall be null and void, and any holder of such Rights shall thereafter have no right to exercise such Rights under any provision of this Agreement. No Right Certificate shall be issued pursuant to Section 3 hereof that represents Rights beneficially owned by an Acquiring Person whose Rights would be null and void pursuant to the preceding sentence or any Associate or Affiliate thereof; no Right Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person whose Rights would be null and void pursuant to the preceding sentence or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate; and any Right Certificate delivered to the Rights Agent for transfer to an Acquiring Person whose Rights would be null and void pursuant to the preceding sentence shall be cancelled.

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(iii) In the event that there shall not be sufficient Common Shares issued but not outstanding or authorized but unissued to permit the exercise in full of the Rights in accordance with subparagraph (ii) above, the Company shall take all such action as may be necessary to authorize additional Common Shares for issuance upon exercise of the Rights. In the event the Company shall, after good faith effort, be unable to take all such action as may be necessary to authorize such additional Common Shares, the Company shall substitute, for each Common Share that would otherwise be issuable upon exercise of a Right, a number of Preferred Shares or fraction thereof such that the current per share market price of one Preferred Share multiplied by such number or fraction is equal to the current per share market price of one Common Share as of the date of issuance of such Preferred Shares or fraction thereof.

(b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares (or shares having the same rights, privileges and preferences as the Preferred Shares (“equivalent preferred shares”)) or securities convertible into Preferred Shares or equivalent preferred shares at a price per Preferred Share or equivalent preferred share (or having a conversion price per share, if a security convertible into Preferred Shares or equivalent preferred shares) less than the then current per share market price of the Preferred Shares (as determined pursuant to Section 11(d)) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares and/or equivalent preferred shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares and/or equivalent preferred shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and holders of the Rights. Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and, in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c) In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then-current per share market price of the Preferred Shares on such record date, less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and holders of the Rights) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Preferred Share and the denominator of which shall be such then-current per share market price of the Preferred Shares on such record date; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and, in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

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(d) (i) For the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days immediately prior to but not including such date; provided, however, that, in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or Securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security and prior to the expiration of 30 Trading Days after but not including the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, reported at or prior to 4:00 P.M. Eastern time or, in case no such sale takes place on such day, the average of the bid and asked prices, regular way, reported as of 4:00 P.M. Eastern time, in either case, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Security is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price reported at or prior to 4:00 P.M. Eastern time or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported as of 4:00 P.M. Eastern time by NASDAQ or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business, or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

(ii) For the purpose of any computation hereunder, the “current per share market price” of the Preferred Shares shall be determined in accordance with the method set forth in Section 11(d)(i). If the Preferred Shares are not publicly traded, the “current per share market price” of the Preferred Shares shall be conclusively deemed to be the current per share market price of the Common Shares as determined pursuant to Section 11(d)(i) hereof (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof), multiplied by one hundred. If neither the Common Shares nor the Preferred Shares are publicly held or so listed or traded, “current per share market price” shall mean the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights for all purposes.

(e) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one one-millionth of a Preferred Share or one ten-thousandth of any other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the date of the expiration of the right to exercise any Rights.

(f) If, as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Section 11(a) through (c) hereof, inclusive, and the provisions of Sections 7, 9, 10 and 13 hereof with respect to the Preferred Shares shall apply on like terms to any such other shares.

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-hundredths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

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(h) Unless the Company shall have exercised its election as provided in Section 11(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a Preferred Share (calculated to the nearest one one-millionth of a Preferred Share) obtained by (A) multiplying (x) the number of one one-hundredths of a share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (B) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i) The Company may elect, on or after the date of any adjustment of the Purchase Price, to adjust the number of Rights in substitution for any adjustment in the number of one one-hundredths of a Preferred Share purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. The Company shall notify the Rights Agent whenever it makes a public announcement pursuant to this Section 11(i), and shall promptly give the Rights Agent a copy of such announcement. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein, and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

(j) Irrespective of any adjustment or change in the Purchase Price or in the number of one one-hundredths of a Preferred Share issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-hundredths of a Preferred Share which were expressed in the initial Right Certificates issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Purchase Price below one one-hundredth of the then par value, if any, of the Preferred Shares issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preferred Shares at such adjusted Purchase Price.

(l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice of such election to the Rights Agent) until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it, in its sole discretion, shall determine to be advisable in order that any consolidation or subdivision of the Preferred Shares, issuance wholly for cash of any Preferred Shares at less than the current market price, issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, dividends on Preferred Shares payable in Preferred Shares or issuance of rights, options or warrants referred to in Section 11(b) hereof, hereafter made by the Company to holders of the Preferred Shares shall not be taxable to such stockholders.

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(n) In the event that, at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the Common Shares payable in Common Shares, or (ii) effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares) into a greater or lesser number of Common Shares, then, in any such case, (A) the number of one one-hundredths of a Preferred Share purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one one-hundredths of a Preferred Share so purchasable immediately prior to such event by a fraction, the numerator of which is the number of Common Shares outstanding immediately before such event and the denominator of which is the number of Common Shares outstanding immediately after such event, and (B) each Common Share outstanding immediately after such event shall have issued with respect to it that number of Rights which each Common Share outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 or 13 hereof, or any event affecting the Rights or their exercisability (including, without limitation, an event which causes the Rights to become null and void), the Company shall promptly (a) prepare a certificate setting forth such adjustment and a brief, reasonably detailed statement of the facts, computations and methodology accounting for such adjustment or describing such event, (b) file with the Rights Agent and with each transfer agent for the Common Shares or the Preferred Shares a copy of such certificate and (c) if such adjustment occurs at any time after the Distribution Date, mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 hereof. Notwithstanding the foregoing sentence, the failure of the Company to give such notice shall not affect the validity of or the force or effect of the requirement for such adjustment. The Rights Agent shall be fully protected in relying on any certificate prepared by the Company pursuant to Sections 11 and 13 and on any adjustment therein contained and shall have no duty with respect to and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.

Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power. In the event, directly or indirectly, at any time after a Person has become an Acquiring Person, (a) the Company shall consolidate with, or merge with and into, any other Person, (b) any Person shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Shares shall be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property, or (c) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person other than the Company or one or more of its wholly-owned Subsidiaries, then, and in each such case, proper provision shall be made so that (i) each holder of a Right (except as otherwise provided herein) shall thereafter have the right to receive, upon the exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares of such other Person (including the Company as successor thereto or as the surviving corporation) as shall equal the result obtained by (A) multiplying the then current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable and dividing that product by (B) 50% of the then current per share market price of the Common Shares of such other Person (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer; (ii) the issuer of such Common Shares shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such issuer; and (iv) such issuer shall take such steps (including, but not limited to, the reservation of a sufficient number of its Common Shares in accordance with Section 9 hereof) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the Common Shares of the Company thereafter deliverable upon the exercise of the Rights. The Company shall not consummate any such consolidation, merger, sale or transfer unless, prior thereto, the Company and such issuer shall have executed and delivered to the Rights Agent a supplemental agreement so providing. The Company shall not enter into any transaction of the kind referred to in this Section 13 if at the time of such transaction there are any rights, warrants, instruments or securities outstanding or any agreements or arrangements which, as a result of the consummation of such transaction, would eliminate or substantially diminish the benefits intended to be afforded by the Rights. The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers.

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Section 14. Fractional Rights and Fractional Shares. (a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors shall be used.

(b) The Company shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one one-hundredth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-hundredth of a Preferred Share, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Preferred Share. For the purposes of this Section 14(b), the current market value of a Preferred Share shall be the closing price of a Preferred Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

(c) The holder of a Right, by the acceptance of the Right, expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right (except as provided above).

(d) Whenever a payment for fractional Rights or fractional shares or other securities of the Company is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payment and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge or any payment for fractional Rights or fractional shares or other securities of the Company under any section of this Rights Agreement relating to the payment of fractions Rights or fractions shares or other securities of the Company unless and until the Rights Agent shall have received such a certificate and sufficient monies.

Section 15. Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent hereunder, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Shares), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement, and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

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Section 16. Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will not be evidenced by a Rights Certificate and will be transferable only in connection with the transfer of the Common Shares;

(b) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer with all required certifications completed;

(c) the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Shares) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the associated Common Shares certificate (if any) made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

(d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

Section 17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends in respect of or be deemed for any purpose to be the holder of the Preferred Shares or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights in respect of such stock or securities, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

Section 18. Concerning the Rights Agent. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder, and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, negotiation, delivery, administration, amendment and execution of this Agreement and the exercise and performance of its duties hereunder, which compensation is generally described on Exhibit C attached hereto. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including, without limitation, the reasonable fees and expenses of legal counsel) incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction) for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance, administration, exercise and performance of its duties under this Agreement, including, without limitation, the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company. The provisions of this Section 18 and Section 20 below shall survive the termination of this Agreement, the exercise or expiration of the Rights and the resignation, replacement or removal of the Rights Agent.

The Rights Agent shall be authorized and protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its acceptance and administration of this Agreement and the exercise and performance of its duties hereunder in reliance upon any Right Certificate or certificate for the Preferred Shares or Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, guaranteed, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith unless and until it has received such notice in writing.

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Section 19. Merger or Consolidation or Change of Name of Rights Agent. Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and, in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and, in all such cases, such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and, in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and, in all such cases, such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

Section 20. Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Agreement (and no implied duties) upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company or an employee of the Rights Agent), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it in good faith and in accordance with such advice or opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the President, the Treasurer, the Secretary or the Clerk of the Company and delivered to the Rights Agent; and such certificate shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it in good faith under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct (each as determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction). Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage. Any liability of the Rights Agent under this Agreement will be limited to the amount of annual fees paid by the Company to the Rights Agent.

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(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not have any liability for or be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming null and void pursuant to Section 11(a)(ii) hereof) or any adjustment in the terms of the Rights (including the manner, method or amount of any such adjustments thereof) provided for in Section 3, 11, 13, 23 or 24 hereof, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice that such change or adjustment is required); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Shares will, when issued, be validly authorized and issued, fully paid and nonassessable.

(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the President, the Secretary, the Clerk or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such instructions shall be full authorization and protection to the Rights Agent and the Rights Agent shall not be liable for or in respect of any action taken, suffered or omitted by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions. The Rights Agent shall be fully authorized and protected in relying upon the most recent instructions received by any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted by the Rights Agent under this Rights Agreement and the date on and/or after which such action shall be taken or suffered or such omission shall be effective. The Rights Agent shall not be liable for any action taken or suffered by, or omission of, the Rights Agent in good faith in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken, suffered or omitted.

(h) The Rights Agent and any shareholder, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though the Rights Agent were not the Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent (or any such shareholder, affiliate, director, officer or employee) from acting in any other capacity for the Company or for any other Person.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers and employees) or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or to any holders of Rights or to any other Person resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct in the selection and continued employment thereof (each as determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction).

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(j) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

(k) No provision of this Rights Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days’ notice in writing mailed to the Company and to each transfer agent of the Common Shares or Preferred Shares known to the Rights Agent by registered or certified mail, and to the holders of the Right Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares or Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (which holder shall, with such notice, submit such holder’s Right Certificate for inspection by the Company), then the incumbent Rights Agent or the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (i) a Person organized and doing business under the laws of the United States or of the State of Tennessee (or of any other state of the United States so long as such Person is authorized to do business as a banking institution in the State of Tennessee), in good standing, having an office in the State of Tennessee, which is authorized under such laws to exercise stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million or (ii) an affiliate of an institution that satisfies the requirements set forth in clause (i) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares or Preferred Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement.

Section 23. Redemption. (a) The Board of Directors may, at its option, at any time prior to such time as any Person becomes an Acquiring Person, redeem all but not less than all the then outstanding Rights at a redemption price of $0.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). The redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors, in its sole discretion, may establish.

(b) Immediately upon the action of the Board of Directors ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board of Directors ordering the redemption of the Rights, the Company shall mail a notice of redemption to all the holders of

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the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares (with prompt written notice thereof to the Rights Agent). Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24 hereof, and other than in connection with the purchase of Common Shares prior to the Distribution Date.

Section 24. Exchange. (a) The Board of Directors may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 11(a)(ii) hereof) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any adjustment in the number of Rights pursuant to Section 11(i) (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Common Shares for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding.

(b) Immediately upon the action of the Board of Directors ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice (with prompt written notice of such exchange to the Rights Agent) of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected, and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

(c) In the event that there shall not be sufficient Common Shares issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional Common Shares for issuance upon exchange of the Rights. In the event the Company shall, after good faith effort, be unable to take all such action as may be necessary to authorize such additional Common Shares, the Company shall substitute, for each Common Share that would otherwise be issuable upon exchange of a Right, a number of Preferred Shares or fraction thereof such that the current per share market price of one Preferred Share multiplied by such number or fraction is equal to the current per share market price of one Common Share as of the date of issuance of such Preferred Shares or fraction thereof.

(d) The Company shall not be required to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares. In lieu of such fractional Common Shares, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Common Share. For the purposes of this paragraph (d), the current market value of a whole Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

Section 25. Notice of Certain Events. (a) In case the Company shall, at any time after the Distribution Date, propose (i) to pay any dividend payable in stock of any class to the holders of the Preferred Shares or to make any other distribution to the holders of the Preferred Shares (other than a regular quarterly cash dividend), (ii) to offer to the holders of the Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of the Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person, (v) to effect the liquidation, dissolution or winding

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up of the Company, or (vi) to declare or pay any dividend on the Common Shares payable in Common Shares or to effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares), then, in each such case, the Company shall give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common Shares and/or Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and, in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares and/or Preferred Shares, whichever shall be the earlier.

(b) In case the event set forth in Section 11(a)(ii) hereof shall occur, then the Company shall, as soon as practicable thereafter, give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) hereof, and, upon consummating such transaction, shall similarly give notice thereof to the Rights Agent and to each holder of Rights.

Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

Fred’s, Inc.

4300 New Getwell Road

Memphis, TN 38118

Attention: Corporate Secretary

With a copy to:

Baker, Donelson, Bearman, Caldwell & Berkowitz, PC

165 Madison Avenue, Suite 2000

Memphis, TN 38103

Attention: Samuel D. Chafetz, Esq.

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of record of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

Regions Bank

Corporate Trust Department

1901 6th Avenue North, 28th Floor

Birmingham, AL 35203

Attention: Nathan Lucas

205-264-5519 – Direct

205-264-5265 – Fax

Nathan.lucas@regions.com

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of record of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27. Supplements and Amendments. The Company may from time to time supplement or amend this Agreement without the approval of any holders of Right Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions with respect to the Rights which the Company may deem necessary or desirable, any such supplement or amendment to be evidenced by a writing signed by the Company and the Rights Agent; provided, however, that, from and after such time as any Person becomes an Acquiring Person, this Agreement shall not be

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amended in any manner which would adversely affect the interests of the holders of Rights. Without limiting the foregoing, the Company may at any time prior to such time as any Person becomes an Acquiring Person amend this Agreement to lower the thresholds set forth in Section 1(a) and 3(a) hereof to not less than 10% (the “Reduced Threshold”); provided, however, that no Person who beneficially owns a number of Common Shares equal to or greater than the Reduced Threshold shall become an Acquiring Person unless such Person shall, after the public announcement of the Reduced Threshold, increase its beneficial ownership of the then outstanding Common Shares (other than as a result of an acquisition of Common Shares by the Company) to an amount equal to or greater than the greater of (x) the Reduced Threshold or (y) the sum of (i) the lowest beneficial ownership of such Person as a percentage of the outstanding Common Shares as of any date on or after the date of the public announcement of such Reduced Threshold plus (ii) .001%. Notwithstanding anything contained in this Agreement to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, obligations or immunities under this Agreement.

Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares).

Section 30. Determinations and Actions by the Board of Directors. The Board of Directors shall have the exclusive power and authority to administer this Agreement and to exercise the rights and powers specifically granted to the Company’s Board of Directors or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination to redeem or not redeem the Rights or to amend or not amend this Agreement). All such actions, calculations, interpretations and determinations that are done or made by the Board of Directors in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties. Notwithstanding anything contained herein to the contrary, the Rights Agent is entitled always to assume that the Company’s Board of Directors acted in good faith and shall be fully protected and incur no liability in reliance thereon.

Section 31. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

Section 32. Governing Law. This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Tennessee and for all purposes shall be governed by and construed in accordance with the laws of such State.

Section 33. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 34. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 35. Force Majeure. No party to this Agreement shall be liable to any other party for losses arising out of, or the inability to perform its obligations under the terms of this Agreement, due to acts of God, which shall include, but shall not be limited to, fire, floods, strikes, mechanical failure, war, riot, nuclear accident, earthquake, terrorist attack, computer piracy, cyber-terrorism or other acts beyond the control of the parties hereto.

Section 36. USA PATRIOT ACT. The Company is not (nor will be) a person with whom Rights Agent is restricted from doing business with under regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury of the United States of America (including, those persons named on OFAC’s Specially

21

Designated and Blocked Persons list) or under any statute, executive order (including, the September 24, 2001 Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action and is not and shall not engage in any dealings or transactions or otherwise be associated with such persons. In addition, the Company hereby agrees to provide to Rights Agent with any additional information that Rights Agent deems necessary from time to time in order to ensure compliance with all applicable laws concerning money laundering and similar activities. The following notification is provided to the Company pursuant to Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318 (“Patriot Act”): IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account, including any deposit account, treasury management account, loan, other extension of credit, or other financial services product.

Section 37. Representations and Warranties. The Company hereby makes the following representations and warranties to Rights Agent:

(a) It is duly organized, validly existing, and in good standing under the laws of Tennessee, and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

(b) This Agreement has been duly approved by all necessary action, including any necessary shareholder or membership approval, has been executed by its duly authorized officers, and constitutes its valid and binding agreement enforceable in accordance with its terms.

(c) The execution, delivery, and performance of this Agreement will not violate, conflict with, or cause a default under its charter, bylaws, or other organizational document, as applicable, any applicable law or regulation, any court order or administrative ruling or decree to which it is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement to which it is a party or any of its property is subject.

(d) The applicable persons designated on Exhibit D hereto have been duly appointed to act as its representatives hereunder and have full power and authority to execute and deliver any written directions, to amend, modify or waive any provision of this Agreement and to take any and all other actions on behalf of the Company under this Agreement, all without further consent or direction from, or notice to, it or any other party.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested, all as of the day and year first above written.

Attest:	FREDS, INC.

By Name:	By Name:
Title:	Title

Attest:	REGIONS BANK

By Name:	By Name:
Title:	Title

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Exhibit A

Form of Right Certificate

Certificate No. R-	_______Rights

NOT EXERCISABLE AFTER OCTOBER 12, 2018 OR EARLIER IF

REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT

TO REDEMPTION AT $0.01 PER RIGHT AND TO EXCHANGE

ON THE TERMS SET FORTH IN THE AGREEMENT.

Rights Certificate

Fred’s, Inc.

This certifies that                     , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Agreement, dated as of October 10, 2008 (the “Agreement”), between Fred’s, Inc., a Tennessee corporation (the “Company”), and Regions Bank (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Agreement) and prior to 5:00 P.M., Memphis time, on October 12, 2018 at the office of the Rights Agent designated for such purpose, or at the office of its successor as Rights Agent, one one-hundredth of a fully paid non-assessable share of Series A Junior Participating Preferred Stock, no par value per share, of the Company (the “Preferred Shares”), at a purchase price of $100.00 per one one-hundredth of a Preferred Share (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-hundredths of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of October 12, 2008, based on the Preferred Shares as constituted at such date. As provided in the Agreement, the Purchase Price and the number of one one-hundredths of a Preferred Share which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

This Right Certificate is subject to all of the terms, provisions and conditions of the Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Agreement are on file at the principal executive offices of the Company and the offices of the Rights Agent.

This Right Certificate, with or without other Right Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Agreement, the Rights evidenced by this Right Certificate (i) may be redeemed by the Company at a redemption price of $0.01 per Right or (ii) may be exchanged in whole or in part for Preferred Shares or shares of the Company’s Common Stock, par value $0.01 per share.

No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), but, in lieu thereof, a cash payment will be made, as provided in the Agreement.

No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Agreement.

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This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of             .

ATTEST:	FRED’S INC.

Name:	By Name:
Title:	Title:
Countersigned:

REGIONS BANK

By Name:
Title:

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Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such

holder desires to transfer the Right Certificate.)

FOR VALUE RECEIVED hereby sells, assigns and transfers unto              (Please print name and address of transferee) this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint              Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated:	Signature

Signature Guaranteed:

All Guarantees must be made by a financial institution (such as a bank or broker) which is a participant in the Securities Transfer Agents Medallion Program (“STAMP”), the New York Stock Exchange, Inc. Medallion Signature Program (“MSP”), or the Stock Exchanges Medallion Program (“SEMP”) and must not be dated. Guarantees by a notary public are not acceptable.

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Agreement).

Signature

Form of Reverse Side of Right Certificate — continued

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise

Rights represented by the Right Certificate.)

To: FRED’S, INC.

The undersigned hereby irrevocably elects to exercise              Rights represented by this Right Certificate to purchase the Preferred Shares issuable upon the exercise of such Rights and requests that certificates for such Preferred Shares be issued in the name of:

Please insert social security

or other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

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Please insert social security

or other identifying number

(Please print name and address)

Dated:	Signature

Signature Guaranteed:

All Guarantees must be made by a financial institution (such as a bank or broker) which is a participant in the Securities Transfer Agents Medallion Program (“STAMP”), the New York Stock Exchange, Inc. Medallion Signature Program (“MSP”), or the Stock Exchanges Medallion Program (“SEMP”) and must not be dated. Guarantees by a notary public are not acceptable.

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Agreement).

Signature

NOTICE

The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Agreement) and such Assignment or Election to Purchase will not be honored.

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Exhibit B

SUMMARY OF RIGHTS TO PURCHASE

PREFERRED SHARES

On October 10, 2008, the Board of Directors of our Company, Fred’s, Inc., a Tennessee corporation, declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of common stock, no par value per share. The dividend is payable on October 12, 2008 to the stockholders of record on that date.

Our Board has adopted this Rights Agreement to protect stockholders from coercive or otherwise unfair takeover tactics. In general terms, it works by imposing a significant penalty upon any person or group which acquires 15% or more of our outstanding shares of common stock without the approval of our Board, with exceptions for the Company, and its affiliates. The Rights Agreement should not interfere with any merger or other business combination approved by our Board.

For those interested in the specific terms of the Rights Agreement as made between our Company and Regions Bank, an Alabama banking corporation, as the Rights Agent, on October 10, 2008, we provide the following summary description. Please note, however, that this description is only a summary, and is not complete, and should be read together with the entire Rights Agreement, which has been filed with the Securities and Exchange Commission as an exhibit to a Registration Statement on Form 8-K dated             , 2008. A copy of the agreement is available free of charge from our Company.

The Rights.

Our Board authorized the issuance of a Right with respect to each outstanding share of common stock on October 12, 2008. The Rights will initially trade with, and will be inseparable from, the shares of common stock. The Rights are evidenced only by certificates that represent shares of common stock, or in the case of uncertificated shares, the book-entry records representing shares of common stock. New Rights will accompany any new shares of common stock we issue after October 12, 2008 until the Distribution Date described below.

Exercise Price.

Each Right will allow its holder to purchase from our Company one one-hundredth of a share of Series A Junior Participating Preferred Stock (“Preferred Share”) for $100.00, once the Rights become exercisable. This portion of a Preferred Share will give the stockholder approximately the same dividend, voting, and liquidation rights as would one share of common stock. Prior to exercise, the Right does not give its holder any dividend, voting, or liquidation rights.

Exercisability.

The Rights will not be exercisable until:

•	10 days after the public announcement that a person or group has become an “Acquiring Person” by obtaining beneficial ownership of 15% or more of our shares of common stock, or, if earlier,

•

10 business days (or a later date determined by our Board before any person or group becomes an Acquiring Person) after a person or group begins a tender or exchange offer which, if completed, would result in that person or group becoming an Acquiring Person.

We refer to the date when the Rights become exercisable as the “Distribution Date.” Until that date, the common stock certificates, or in the case of uncertificated shares, the book-entry records evidencing shares of common stock, will also evidence the Rights, and any transfer of shares of common stock will constitute a transfer of Rights. After that date, the Rights will separate from the shares of common stock and be evidenced by book-entry credits or by Rights certificates that we will mail to all eligible holders of shares of common stock. Any Rights held by an Acquiring Person are null and void and may not be exercised.

Our Board may reduce the threshold at which a person or group becomes an Acquiring Person from 15% to not less than 10% of the outstanding shares of common stock.

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Exceptions to the Definition of “Acquiring Person.”

If the Company repurchases some of its own shares of common stock and this causes a person or group’s holdings to constitute 15% or more of the remaining outstanding shares of common stock, that person or group will not be an Acquiring Person so long as it does not make any further acquisition of the Company’s shares of common stock. Finally, if a person or group acquires 15% or more of the Company’s shares of common stock inadvertently or as a result of third parties exercising contractual rights that exist as of October 10, 2008 (and without acquiring by other means 1% or more of the Company’s shares of common stock since October 10, 2008), and that person or group sells enough common stock to reduce its holdings below 15% of the Company’s common stock as promptly as practicable (which, in the contractual rights case, shall not be longer than 60 days), such person or group will not be an Acquiring Person.

Consequences of a Person or Group Becoming an Acquiring Person.

Flip In. If a person or group becomes an Acquiring Person, all holders of Rights except the Acquiring Person will have the right to receive upon exercise that number of shares of common stock having a market value of two times the exercise price of the right.

Flip Over. If our Company is later acquired in a merger or similar transaction after the Rights Distribution Date, all holders of Rights except the Acquiring Person will have the right to receive upon exercise at the then current exercise price, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.

Preferred Share Provisions.

Each one one-hundredth of a Preferred Share, if issued:

•	will not be redeemable.

•	will entitle holders to minimum preferential quarterly dividend payments of $0.01, but will entitle holders to an aggregate dividend equal to the dividend declared per Common Share.

•	will entitle holders upon liquidation to a minimum preferential liquidation payment of $1 per share, but if greater than $1 per share, an aggregate payment equal to the payment made per Common Share.

•	will have 1 vote.

•	if shares of our common stock are exchanged via merger, consolidation, or a similar transaction, will entitle holders to a per share payment equal to the payment made on one share of common stock.

The value of one one-hundredth interest in a Preferred Share should approximate the value of one share of common stock.

Expiration.

The Rights will expire on October 12, 2018.

Redemption.

Our Board may redeem the Rights for $0.01 per Right at any time before any person or group becomes an Acquiring Person. If our Board redeems any Rights, it must redeem all of the Rights. Once the Rights are redeemed, the only right of the holders of Rights will be to receive the redemption price of $0.01 per Right. The redemption price will be adjusted if we have a stock split or stock dividends of our common stock.

Exchange.

After a person or group becomes an Acquiring Person, but before an Acquiring Person owns 50% or more of our outstanding shares of common stock, our Board may extinguish the Rights by exchanging one share of common stock or an equivalent security for each Right, other than Rights held by the Acquiring Person.

Anti-Dilution Provisions.

Our Board may adjust the purchase price of the Preferred Shares, the number of Preferred Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split, a reclassification of the Preferred Shares or shares of common stock. No adjustments to the Exercise Price of less than 1% will be made.

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Amendments.

The terms of the Rights Agreement may be amended by our Board without the consent of the holders of the Rights. However, our Board may not amend the Rights Agreement to lower the threshold at which a person or group becomes an Acquiring Person to below 10% of our outstanding shares of common stock. In addition, the Board may not cause a person or group to become an Acquiring Person by lowering this threshold below the percentage interest that such person or group already owns. After a person or group becomes an Acquiring Person, our Board may not amend the agreement in a way that adversely affects holders of the Rights.

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Exhibit C

Fee Schedule

These fees are based upon our current understanding of our duties under of the above-referenced agreement. Regions Bank reserves the rights to adjust its fees should its duties change under the agreement.

ACCEPTANCE FEE:	$500.00

ANNUAL ADMINISTRATION FEE:	$500.00
At Distribution Date:	$5000.00

TRANSACTION FEES:	$15.00 EACH
Wire Fee:
Check Disbursement:

LEGAL FEES:	If any, at cost

OUT OF POCKET EXPENSES:	5% of Annual Fee

INVESTMENT: An additional $500.00 fee will be added to the Annual Administration Fee of any account not using one of the investment vehicles used by Regions Trust Department for its short-term investments.

The Acceptance Fee and the Annual Escrow Fee are payable upon execution of the escrow documents. In the event the escrow is not funded, the Acceptance Fee and all related expenses, including attorneys’ fees remain due and payable, and if paid, will not be refunded. Annual fees cover a full year in advance, or any part thereof, and thus are not pro-rated in the year of termination. All other fees, if any, will be billed to the client in arrears.

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Exhibit D

Company

1.	Taxpayer Identification Number:

2.	Company Representative: The following individual/s is hereby designated as representative of the Company under the Agreement.

Name:	Specimen Signature:

Name:	Specimen Signature:

Name:	Specimen Signature:

Name:	Specimen Signature:

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FRED’S, INC.

Holiday Inn Express

2192 S. Highway 441, Dublin, Georgia

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS — JULY 26, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Charles S. Vail and Jerry A. Shore, or either of them with full power of substitution, are hereby authorized to represent and vote all the shares of common stock of the undersigned at the Annual Meeting of the Shareholders of FRED’S, Inc., to be held July 26, 2012, at 5:00 p.m., Eastern Daylight Time, or any adjournment thereof, with all powers which the undersigned would possess if personally present, in the following manner:

1. Election of Directors for the term of one year.

☐ FOR all nominees listed below	☐ WITHHOLD ALL AUTHORITY *
(except as marked to the contrary below)	to vote for all nominees listed below

*INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE THROUGH THE NOMINEE’S NAME BELOW.

Michael J. Hayes	John R. Eisenman	Roger T. Knox	Thomas H. Tashjian
B. Mary McNabb	Michael T. McMillan	Bruce A. Efird	Steven R. Fitzpatrick

2. Approval of BDO USA, LLP as independent registered public accounting firm of the Company, as described in the Proxy Statement.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. Approval of the 2012 long-term incentive plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4. Advisory vote on executive compensation.

☐ FOR	☐ AGAINST	☐ ABSTAIN

5. Approval of the continued use of the shareholders rights plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

6. Nomination of a corporate governance expert to the Board of Directors.

☐ FOR	☐ AGAINST	☐ ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4 AND 5 AND A VOTE “AGAINST” PROPOSAL 6.

In their discretion, the Proxies are authorized to vote upon such other business (none at the time of the solicitation of this Proxy) as may properly come before the meeting or any adjournment thereof.

WHEN PROPERLY EXECUTED, THIS PROXY SHALL BE VOTED AS DIRECTED. IN THE ABSENCE OF A CONTRARY DIRECTION, IT SHALL BE VOTED FOR THE PROPOSALS 1, 2, 3, 4 AND 5 AND AGAINST PROPOSAL 6. THE PROXIES MAY VOTE IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ADJOURNMENT THEREOF.

The undersigned acknowledges receipt of Notice of said Annual Meeting and the accompanying Proxy Statement, and hereby revokes all proxies heretofore given by the undersigned for said Annual Meeting. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO VOTING THEREOF.

Dated:                     , 2012

Signature of Shareholder	Signature of Shareholder (if held jointly)

Please Date this Proxy and Sign Your Name or Names Exactly as Shown Hereon. When signing as an Attorney, Executor, Administrator, Trustee or Guardian, Please Sign Your Full Title as Such. If There Are More than One Trustee, or Joint Owners, All must Sign. Please Return the Proxy Card Promptly Using the Enclosed Envelope.